Exhibit 99.1

UNITED STATES BANKRUPTCY COURT
FOR THE DISTRICT OF

IN RE:			}	CASE NUMBER
			}	13-11456
}
}
}
DEBTOR(S)	GMX Resources Inc.		}	CHAPTER 11

DEBTOR'S STANDARD MONTHLY OPERATING REPORT (BUSINESS)

FOR THE PERIOD
	FROM	December 1, 2013	TO	December 31, 2013

Comes now the above-named debtor and files its Monthly Operating Reports in accordance with the Guidelines established by the United States Trustee and FRBP 2015.

/s/ William H. Hoch
Attorney for Debtor's Signature

Debtor's Address and Phone Number:	Attorney's Address and Phone Number:
GMX Resources Inc.	Crowe & Dunlevy
9400 N. Broadway, Suite 600	20 North Broadway, Suite 1800
Oklahoma City, OK 73114	Oklahoma City, OK 73102
405-600-0711	405-235-7700

Note: The original Monthly Operating Report is to be filed with the court and a copy simultaneously provided to the United States Trustee Office. Monthly Operating Reports must be filed by the 21st day of the following month.

For assistance in preparing the Monthly Operating Report, refer to the following resources on the United States Trustee Program Website, http://www.justice.gov/ust/r20/index.htm.

1.	Instructions for Preparations of Debtor’s Chapter 11 Monthly Operating Report
2.	Initial Filing Requirements
3.	Frequently Asked Questions (FAQs)

MOR-1

SCHEDULE OF RECEIPTS AND DISBURSEMENTS
FOR THE PERIOD BEGINNING December 1, 2013 AND ENDING December 31, 2013

Name of Debtor: GMX Resources Inc.     Case Number 13-11456
Date of Petition: April 1, 2013

		CURRENT MONTH	CUMULATIVE PETITION TO DATE
1.	FUNDS AT BEGINNING OF PERIOD	7,281,635	945,484
2.	RECEIPTS:
	A. Cash Sales	—	—
	Minus: Cash Refunds	—	—
	Net Cash Sales	—	—
	B. Accounts Receivable	4,008,417	50,158,577
	C. Other Receipts (See MOR-3)	75,097	21,300,767
3.	TOTAL RECEIPTS (Lines 2A+2B+2C)	4,083,514	71,459,344
4.	TOTAL FUNDS AVAILABLE FOR OPERATIONS (Line 1 + Line 3)	11,365,149	72,404,828
5.	DISBURSEMENTS
	A. Advertising	—	—
	B. Bank Charges	1,232	17,841
	C. Contract Labor	80,243	641,579
	D. Fixed Asset Payments (not incl. in “N”)	3,241,370	12,360,790
	E. Insurance	111,088	1,953,612
	F. Inventory Payments (See Attach. 2)	—	36,838
	G. Leases	308,019	4,880,651
	H. Manufacturing Supplies	—	—
	I. Office Supplies	65,864	634,994
	J. Payroll - Net (See Attachment 4B)	274,899	3,842,348
	K. Professional Fees (Accounting & Legal)	1,752,838	11,314,746
	L. Rent	60,518	672,720
	M. Repairs & Maintenance	4,020	92,178
	N. Secured Creditor Payments (See Attach. 2)	533,333	5,016,506
	O. Taxes Paid - Payroll (See Attachment 4C)	111,491	1,530,201
	P. Taxes Paid - Sales & Use (See Attachment 4C)	—	4,408
	Q. Taxes Paid - Other (See Attachment 4C)	28,259	55,026
	R. Telephone	14,435	165,070
	S. Travel & Entertainment	3,744	74,462
	T. U.S. Trustee Quarterly Fees	—	48,450
	U. Utilities	—	144,127
	V. Vehicle Expenses	9,092	31,167
	W. Other Operating Expenses (See MOR-3)	1,882,796	26,005,206
6.	TOTAL DISBURSEMENTS (Sum of 5A thru W)	8,483,241	69,522,920
7.	ENDING BALANCE (Line 4 Minus Line 6)	2,881,908	2,881,908

I declare under penalty of perjury that this statement and the accompanying documents and reports are true and correct to the best of my knowledge and belief.

This 24th day of January, 2014	/s/ Michael J. Rohleder
Michael J. Rohleder, President

(a)This number is carried forward from last month’s report. For the first report only, this number will be the balance as of the petition date.
(b)This figure will not change from month to month. It is always the amount of funds on hand as of the date of the petition.
(c)These two amounts will always be the same if form is completed correctly.

MOR-2

MONTHLY SCHEDULE OF RECEIPTS AND DISBURSEMENTS (cont’d)

Detail of Other Receipts and Other Disbursements

OTHER RECEIPTS:
Describe Each Item of Other Receipt and List Amount of Receipt. Write totals on Page MOR-2, Line 2C.

Description	CURRENT MONTH	CUMULATIVE PETITION TO DATE
Debtor In Possession ("DIP") Loan	$—	$19,140,000
Cash distribution from Endeavor Gathering LLC	57,200	1,236,930
Return of excess insurance deposit	—	212,348
Receipt of state tax credits	—	61,231
Settlement from SemCrude bankruptcy	—	88,944
Miscellaneous refunds and receipts	17,897	561,314
Total	$75,097	$21,300,767

“Other Receipts” includes Loans from Insiders and other sources (i.e. Officer/Owner, related parties directors, related corporations, etc.). Please describe below:

Loan Amount (1)	Source of Funds	Purpose	Repayment Schedule
N/A

OTHER DISBURSEMENTS:

Describe Each Item of Other Disbursement and List Amount of Disbursement. Write totals on Page MOR-2, Line 5W.

Description	CURRENT MONTH	Previous Month(s)	CUMULATIVE PETITION TO DATE
Return of erroneous joint interest payment received	—	621,265	621,265
Monthly gathering and transportation fee to Endeavor Gathering	103,865	4,776,815	4,880,680
Reimbursement to Endeavor Pipeline	811,988	5,863,006	6,674,994
Settlement of hedges	—	1,808,593	1,808,593
Volumetric production payment	—	857,840	857,840
Monthly distribution to royalty and working interest owners	878,286	9,466,624	10,344,910
Miscellaneous disbursements	88,657	728,267	816,924
Total	1,882,796	24,122,410	26,005,206

NOTE: Attach a current Balance Sheet and Income (Profit & Loss) Statement. See Exhibit I Attached

MOR-3

ATTACHMENT 1

MONTHLY ACCOUNTS RECEIVABLE RECONCILIATION AND AGING
Name of Debtor: GMX Resources Inc. Case Number: 13-11456
Reporting Period beginning December 1, 2013 Period ending December 31, 2013
ACCOUNTS RECEIVABLE AT PETITION DATE: $50,089,238
ACCOUNTS RECEIVABLE RECONCILIATION
(Include all accounts receivable, pre-petition and post-petition, including charge card sales which have not been received):

	Oil & Gas Sales	Joint Interest Billing	Other Accounts Receivable (1)	Intercompany Receivable/Payable (2)	Total
Beginning of Month Balance (a)	$4,282,093	$589,310	$(145,194)	$24,482,470	$29,208,679
Plus: Current Month New Billings	$3,587,467	$180,946	$317,141	$113,178	$4,198,732
Minus: Collection During Month (b)	$(3,447,702)	$(133,448)	$(414,767)	$(12,500)	$(4,008,417)
Minus: Revenue Netting	$—	$(15,290)	$—	$—	$(15,290)
Plus/Minus: Adjustments or Writeoffs	$—	$(7)	$—	$—	$(7)
End of Month Balance (c)	$4,421,858	$621,511	$(242,820)	$24,583,148	$29,383,697
(1) Other Accounts Receivable contains Accounts Receivable due from a third party involving the Cotton Valley asset sale, and other Miscellaneous Receivables.
(2) Intercompany Receivable/Payable includes amounts due to or due from Endeavor Gathering LLC, which is a subsidiary of the Company that is not part of the consolidated bankruptcy filing.
*For any adjustments or Write-offs provide explanation and supporting documentation, if applicable:
Adjustment of $7 due to write off of bad debt.
POST PETITION ACCOUNTS RECEIVABLE AGING
(Show the total for each aging category for all accounts receivable)

	0-30 Days	31-60 Days	61-90 Days	Over 90 Days	Total
Oil & Gas Sales - For the current reporting month	$2,478,179	$1,462,613	$—	$—	$3,940,792
Joint Interest Billing	$113,054	$47,122	$11,743	$191,571	$363,490
Other Accounts Receivable	$—	$—	$—	$—	$—
Intercompany Receivable/Payable	$131,923	$233,440	$189,534	$2,829,384	$3,384,281

For any receivables in the “Over 90 Days” category, please provide the following:

Customer	Receivable Date	Status
See Exhibit VI	See Exhibit VI	See Exhibit VI

(a)This number is carried forward from last month’s report. For the first report only, this number will be the balance as of the petition date.
(b)This must equal the number reported in the “Current Month” column of Schedule of Receipts and Disbursements (Page MOR-2, Line 2B).
(c)These two amounts must equal.

MOR-4

ATTACHMENT 2

MONTHLY ACCOUNTS PAYABLE AND SECURED PAYMENTS REPORT

Name of Debtor: GMX Resources Inc. Case Number: 13-11456

Reporting Period beginning December 1, 2013 Period ending December 31, 2013

In the space below list all invoices or bills incurred and not paid since the filing of the petition. Do not include amounts owed prior to filing the petition. In the alternative, a computer generated list of payables may be attached provided all information requested below is included.

POST-PETITION ACCOUNTS PAYABLE

Date Incurred	Days Outstanding	Vendor	Description	Amount (b)
See note below
See Exhibit II attached. Note that the listing does not include accruals for invoices not yet received as of the closing of the financial statements for the current month.

☑ Check here if pre-petition debts have been paid. Attach an explanation and copies of supporting documentation. The Company was given the authority to pay approximately $6.9 million in pre-petition debts. The court order providing authorization to pay these debts was previously provided with the filing of the April 2013 operating report. See Exhibit III attached, which is the schedule of pre-petition debts paid in the current reporting period.

ACCOUNTS PAYABLE RECONCILIATION (Post Petition Unsecured Debt Only)

Opening Balance (a)	$4,353,732
PLUS: New Indebtedness Incurred This Month	8,406,656
MINUS: Amount Paid on Post Petition Accounts Payable This Month	(7,665,181)
PLUS/MINUS: Adjustments *	—
Ending Month Balance (c)	$5,095,207

*For any adjustments provide explanation and supporting documentation, if applicable.

MOR-5

SECURED PAYMENTS REPORT
List the status of Payments to Secured Creditors and Lessors (Post Petition Only). If you have entered into a modification agreement with a secured creditor/lessor, consult with your attorney and the United States Trustee Program prior to completing this section).

Secured Creditor/Lessor	Date Payment Due This Month	Amount Paid This Month	Number of Post Petition Payments Delinquent	Total Amount of Post Petition Payments Delinquent
DIP Loan Agreement Interest and Commitment Fee	12/31/2013	$533,333	$—	$—

TOTAL (d)		$533,333

(a)This number is carried forward from last month’s report. For the first report only, this number will be zero.
(b, c)The total of line (b) must equal line (c).
(d)This number is reported in the “Current Month” column of Schedule of Receipts and Disbursements (Page MOR-2, Line 5N).

MOR-6

ATTACHMENT 3
INVENTORY AND FIXED ASSETS REPORT

Name of Debtor: GMX Resources Inc.     Case Number: 13-11456

Reporting Period beginning December 1, 2013 Period ending December 31, 2013

INVENTORY REPORT

	Inventory Balance at Petition Date	Inventory Balance @ Beginning of Month	Inventory Purchased During the Month	Inventory Used	Adjustments	Ending Inventory
Material Inventories	$3,299,079	$3,153,793	$38,707	$28,241	$—	$3,164,259
Oil Inventory	$69,600	$42,599	$21,437	$—	$—	$64,036
Total Inventory	$3,368,679	$3,196,392	$60,144	$28,241	$—	$3,228,295

METHOD OF COSTING INVENTORY: Method of Costing Inventory: Inventory consist of Materials used to maintain on Oil & Gas properties and crude oil in tanks. The cost of materials are based upon the purchase price of the item using FIFO method of valuation. Cost of Oil Inventory is based upon the lifting cost of producing the oil.
*For any adjustments or write-downs provide explanation and supporting documentation, if applicable. N/A

INVENTORY AGING
Note: This section is not applicable. Other than oil in tanks, which is sold on a daily or weekly basis, the Company's inventory is held for oil and gas properties and not for resale.

Less than 6 months old	6 months to 2 years old	Greater than 2 years old	Considered Obsolete	Total Inventory
N/A - See Note Above	N/A - See Note Above	N/A - See Note Above	N/A - See Note Above	$3,228,295
* Aging Percentages must equal 100%.
☐ Check here if inventory contains perishable items.
Description of Obsolete Inventory: N/A
FIXED ASSET REPORT

FIXED ASSETS FAIR MARKET VALUE AT PETITION DATE (b): Fair market value of fixed assets at petition date is not available.
(Includes Property, Plant and Equipment)
BRIEF DESCRIPTION (First Report Only): Fixed assets include the Company's oil and natural gas properties, pipeline and related facilities, drilling rigs, machinery and equipment, buildings, leasehold improvements, office equipment and land.

Fixed Asset Reconciliation:
Fixed Asset Book Value at Beginning of Month (a) (b)	$246,076,743
Minus: Depreciation Expense	(1,028,334)
Plus: New Purchases	5,325,496
Plus/Minus: Adjustments or Write-downs *	(328,242)
Ending Monthly Balance	$250,045,663
*For any adjustments or write-downs, provide explanation and supporting documentation, if applicable. Adjustment of $328,242 represents sale of drill pipe and inventory used in operations.
BRIEF DESCRIPTION OF FIXED ASSETS PURCHASED OR DISPOSED OF DURING THE REPORTING PERIOD: Capitalized interest, leasehold costs, capitalized G&A, intangible drilling costs, and well equipment.
(a)This number is carried forward from last month’s report. For the first report only, this number will be the balance as of the petition date.
(b)Fair Market Value is the amount at which fixed assets could be sold under current economic conditions. Book Value is the cost of the fixed assets minus accumulated depreciation and other adjustments.

MOR-7

ATTACHMENT 4A

MONTHLY SUMMARY OF BANK ACTIVITY - OPERATING ACCOUNT

Name of Debtor: GMX Resources Inc. Case Number: 13-11456

Reporting Period beginning December 1, 2013 Period ending December 31, 2013

Attach a copy of current month bank statement and bank reconciliation to this Summary of Bank Activity (See Exhibit V). A standard bank reconciliation form can be found at http://www.justice.gov/ust/r20/index.htm. If bank accounts other than the three required by the United States Trustee Program are necessary, permission must be obtained from the United States Trustee prior to opening the accounts. Additionally, use of less than the three required bank accounts must be approved by the United States Trustee.

Name of Bank:	Capital One Bank	Branch:	N/A
Account Name:	GMX Resources Inc. Operating Account and Controlled Disbursement Account	Account Number:	XXXXXX7607 (Operating and Sweep Account) XXXXX1752 (Disbursements Account)

PURPOSE OF ACCOUNT: OPERATING

Ending Balance per Bank Statement	$5,198,874
Plus: Total Amount of Outstanding Deposits	—
Minus: Total Amount of Outstanding Checks and Other Debits *	(2,369,281)
Minus Service Charges	—
Ending Balance per Check Register **(a)	$2,829,593

*Debit cards are used by: N/A

**If Closing Balance is negative, provide explanation: N/A

The following disbursements were paid in Cash (do not includes items reported as Petty Cash on Attachment 4D: ( ☐ Check here if cash disbursements were authorized by United States Trustee)

Date Amount Payee Purpose Reason for Cash Disbursement

N/A - No disbursements were paid in Cash

TRANSFERS BETWEEN DEBTOR IN POSSESSION ACCOUNTS
“Total Amount of Outstanding Checks and other debits”, listed above, includes:

$____N/A________Transferred to Payroll Account
$____N/A________Transferred to Tax Account

(a) The total of this line on Attachment 4A, 4B and 4C plus the total of 4D must equal the amount reported as
“Ending Balance” on Schedule of Receipts and Disbursements (Page MOR-2, Line 7).

MOR-8

ATTACHMENT 5A

CHECK REGISTER - OPERATING ACCOUNT

Name of Debtor: GMX Resources Inc. Case Number: 13-11456

Reporting Period beginning December 1, 2013 Period ending December 31, 2013

NAME OF BANK: Capital One Bank BRANCH: N/A

ACCOUNT NAME: GMX Resources Inc. Operating Account and Controlled Disbursement Account

ACCOUNT NUMBER: XXXXXX7607 (Operating and Sweep Account)
XXXXX1752 (Disbursements Account)

PURPOSE OF ACCOUNT: OPERATING

Account for all disbursements, including voids, lost checks, stop payments, etc. In the alternative, a computer generated check register can be attached to this report, provided all the information requested below is included.

CHECK
DATE     NUMBER     PAYEE         PURPOSE            AMOUNT

See Exhibit IV

TOTAL	$

MOR-9

ATTACHMENT 4B

MONTHLY SUMMARY OF BANK ACTIVITY - PAYROLL ACCOUNT

Name of Debtor: GMX Resources Inc. Case Number: 13-11456

Reporting Period beginning December 1, 2013 Period ending December 31, 2013

Attach a copy of current month bank statement and bank reconciliation to this Summary of Bank Activity. A standard bank reconciliation form can be found at http://www.justice.gov/ust/r20/index.htm.

Note: The Company uses a payroll service (Paylocity) to provide payroll and does not have a separate payroll account. Total bi-weekly payroll amounts for the Company are drafted from the operating account by the payroll service and those withdrawals are included in the disbursements section of the Company's operating account.

NAME OF BANK: N/A BRANCH: N/A

ACCOUNT NAME: N/A ACCOUNT NUMBER: N/A
PURPOSE OF ACCOUNT: PAYROLL

Ending Balance per Bank Statement                $ N/A

Plus Total Amount of Outstanding Deposits	$ N/A

Minus Total Amount of Outstanding Checks and other debits	$ N/A *

Minus Service Charges	$ N/A
Ending Balance per Check Register                $ N/A **(a)

*Debit cards must not be issued on this account.

**If Closing Balance is negative, provide explanation: N/A
The following disbursements were paid by Cash: ( ☐ Check here if cash disbursements were authorized by United States Trustee)

Date Amount Payee Purpose Reason for Cash Disbursement
N/A

The following non-payroll disbursements were made from this account:

Date Amount Payee Purpose Reason for disbursement from this account
N/A

(a)The total of this line on Attachment 4A, 4B and 4C plus the total of 4D must equal the amount reported as
“Ending Balance” on Schedule of Receipts and Disbursements (Page MOR-2, Line 7).

MOR-10

ATTACHMENT 5B

CHECK REGISTER - PAYROLL ACCOUNT

Name of Debtor: GMX Resources Inc.     Case Number: 13-11456

Reporting Period beginning December 1, 2013 Period ending December 31, 2013

Note: The Company uses a payroll service (Paylocity) to service payroll and does not have a separate payroll account. The total funds are drafted from the operating account by the payroll service and those withdrawals are included in the disbursements section of the Company's operating account.

NAME OF BANK: N/A BRANCH: N/A

ACCOUNT NAME: N/A

ACCOUNT NUMBER: N/A

PURPOSE OF ACCOUNT: PAYROLL

Account for all disbursements, including voids, lost payments, stop payment, etc. In the alternative, a computer generated check register can be attached to this report, provided all the information requested below is included.

CHECK
DATE     NUMBER     PAYEE         PURPOSE             AMOUNT

N/A

TOTAL	$

MOR-11

ATTACHMENT 4C

MONTHLY SUMMARY OF BANK ACTIVITY - TAX ACCOUNT

Name of Debtor: GMX Resources Inc. Case Number: 13-11456

Reporting Period beginning December 1, 2013 Period ending December 31, 2013

Attach a copy of current month bank statement and bank reconciliation to this Summary of Bank Activity. A standard bank reconciliation form can be found on the United States Trustee website, http://www.justice.gov/ust/r20/index.htm.

Note: The Company does not have a separate bank account related to taxes. Taxes are withdrawn from the Company's operating account. See "Attachment 5c" below for taxes paid and "Attachment 6" below for taxes owed and due for the period.

NAME OF BANK: N/A     BRANCH: N/A

ACCOUNT NAME: N/A     ACCOUNT NUMBER: N/A

PURPOSE OF ACCOUNT: TAX

Ending Balance per Bank Statement	$ N/A
Plus Total Amount of Outstanding Deposits        $ N/A
Minus Total Amount of Oustanding Checks and other debits $ N/A *
Minus Service Charges                    $ N/A
Ending Balance per Check Register                    $ N/A **(a)

*Debit cards must not be issued on this account.

**If Closing Balance is negative, provide explanation: N/A

The following disbursements were paid by Cash: ( ☐ Check here if cash disbursements were authorized by
United States Trustee)

Date	Amount Payee Purpose Reason for Cash Disbursement
N/A

The following non-tax disbursements were made from this account:

Date	Amount Payee Purpose Reason for disbursement from this account
N/A

(a)The total of this line on Attachment 4A, 4B and 4C plus the total of 4D must equal the amount reported as
“Ending Balance” on Schedule of Receipts and Disbursements (Page MOR-2, Line 7).

MOR-12

ATTACHMENT 5C

CHECK REGISTER - TAX ACCOUNT

Name of Debtor: GMX Resources Inc.     Case Number: 13-11456

Reporting Period beginning December 1, 2013 Period ending December 31, 2013

Note: The Company does not have a separate check register related to taxes. Taxes are withdrawn from the Company's operating account. See below for taxes paid and "Attachment 6" below for taxes owed and due for the period.

NAME OF BANK: N/A BRANCH: N/A

ACCOUNT NAME: N/A ACCOUNT # N/A

PURPOSE OF ACCOUNT: TAX

Account for all disbursements, including voids, lost checks, stop payments, etc. In the alternative, a computer-generated check register can be attached to this report, provided all the information requested below is included.

CHECK
DATE     NUMBER     PAYEE         PURPOSE            AMOUNT

N/A

TOTAL	(d)
SUMMARY OF TAXES PAID

Payroll Taxes Paid (a)	$111,491
Sales & Use Taxes Paid (b)	—
Other Taxes Paid (c)	28,259
Total (d)	$139,750

(a) This number is reported in the “Current Month” column of Schedule of Receipts and Disbursements
(Page MOR-2, Line 5O).
(b) This number is reported in the “Current Month” column of Schedule or Receipts and Disbursements
(Page MOR-2, Line 5P).
(c) This number is reported in the “Current Month” column of Schedule of Receipts and Disbursements
(Page MOR-2, Line 5Q).
(d) These two lines must be equal.

MOR-13

ATTACHMENT 4D

INVESTMENT ACCOUNTS AND PETTY CASH REPORT

INVESTMENT ACCOUNTS

Each savings and investment account, i.e. certificates of deposits, money market accounts, stocks and bonds, etc., should be listed separately. Attach copies of account statements.

Instrument	Face Value	Purchase Price	Date of Purchase	Current Market Value
Morgan Stanley Money Market Account	N/A	N/A	N/A	$50,034
Total (a)				$50,034

PETTY CASH REPORT

The following Petty Cash Drawers/Accounts are maintained:

	(Column 2)	(Column 3)	(Column 4)
Location of Box/Account	Maximum Amount of Cash in Drawer/Acct	Amount of Petty Cash on Hand at End of Month	Difference between (Column 2) and (Column 3)
Oklahoma City Office	N/A	$795	N/A
Total (b)		$795

For any Petty Cash Disbursements over $100 per transaction, attach copies of receipts. If there are no receipts, provide an explanation:

N/A

Total Investments Accounts and Petty Cash (a + b) (c)	$50,830

(c)The total of this line on Attachment 4A, 4B and 4C plus the total of 4D must equal the amount reported as “Ending Balance” on Schedule of Receipts and Disbursements (Page MOR-2, Line 7).

MOR-14

ATTACHMENT 6

MONTHLY TAX REPORT

Name of Debtor: GMX Resources Inc. Case Number: 13-11456

Reporting Period beginning December 1, 2013 Period ending December 31, 2013

TAXES OWED AND DUE

Report all unpaid post-petition taxes including Federal and State withholding FICA, State sales tax, property tax, unemployment tax, State workmen's compensation, etc.

Name of Taxing Authority	Date Payment Due	Description	Amount	Date Last Tax Return File	Tax Return Period
Texas State Comptroller	1/18/2014	Production & Severance Tax	$1,368	12/18/2013	November 2013
Texas State Comptroller	2/20/2014	Estimated Production & Severance Tax	$1,595	12/18/2013	Decmber 2013
Barber County Treasurer	1/31/2015	Estimated Ad Valorem Taxes	$1,002	12/31/13	Year of 2014
Brazos County	1/31/2014	Ad Valorem Taxes	$18	4/15/2013	Year of 2013
Cass County Tax Collector	1/31/2014	Ad Valorem Taxes	$417	4/15/2013	Year of 2013
Harrision Central	1/31/2014	Estimated Ad Valorem Taxes	$645,144	4/15/2013	Year of 2013
Harrision County	1/31/2014	Estimated Ad Valorem Taxes	$236,073	4/15/2013	Year of 2013
Marion County, Karen Jones	1/31/2014	Estimated Ad Valorem Taxes	$2,113	4/15/2013	Year of 2013
Panola County Clerk - Tax Assesor	1/31/2014	Ad Valorem Taxes	$2,990	4/15/2013	Year of 2013
Louisiana Dept of Revenue		Estimated 2012 Income Tax	$500	Not yet filed.	Year of 2012
Total			$891,220

MOR-15

ATTACHMENT 7

SUMMARY OF OFFICER OR OWNER COMPENSATION

SUMMARY OF PERSONNEL AND INSURANCE COVERAGES

Name of Debtor: GMX Resources Inc. Case Number: 13-11456

Reporting Period beginning December 1, 2013 Period ending December 31, 2013

Report all forms of compensation received by or paid on behalf of the Officer or Owner during the month. Include car allowances, payments to retirement plans, loan repayments, payments of Officer/Owner’s personal expenses, insurance premium payments, etc. Do not include reimbursement for business expenses Officer or Owner incurred and for which detailed receipts are maintained in the accounting records.

Name of Officer or Owner	Title	Description	Amount Paid	Company
Michael Rohleder	President	Salary	$32,454	GMX
James Merrill	Chief Financial Officer	Salary	$25,840	GMX
Gary Jackson	Executive Vice President Land	Salary	$25,000	GMX
		Gas Allowance	$1,750	GMX
Harry Stahel	Executive Vice President Finance	Salary	$23,077	GMX
Steve Craig	Director	Director fee	$4,167	GMX
Jon "Tucker" McHugh	Director	Director fee	$4,167	GMX

PERSONNEL REPORT

	Full Time	Part Time
Number of employees at beginning of period	37	—
Number hired during the period	1	—
Number terminated or resigned during the period	2	—
Number of employees on payroll at end of period	36	—

MOR-16

CONFIRMATION OF INSURANCE

List all policies of insurance in effect, including but not limited to workers' compensation, liability, fire, theft, comprehensive, vehicle, health and life. For the first report, attach a copy of the declaration sheet for each type of insurance. For subsequent reports, attach a certificate of insurance for any policy in which a change occurs during the month (new carrier, increased policy limits, renewal, etc.).

Agent and/or Carrier	Phone Number	Policy Number	Coverage Type	Expiration Date	Premium Due Date
Chubb Group of Insurance Companies (Federal Insurance Company) 15 Mountain View Road Warren NJ 07059	908-903-2000	35863507	Insurance policy covering property, general liability, inland marine, pollution, commercial auto and umbrella liability	2/17/2014	N/A, all premiums have been paid in full
Great American Insurance Company 301 E. 4th Street Cincinnati, OH 45202	513-369-5000	IMP847592804	Insurance Policy covering equipment floater on owned pipe	2/17/2014	N/A, all premiums have been paid in full
First Mercury Insurance Company 26600 Telegraph Road Southfield MI 48033	248-358-4010	TXEX000000598201	Insurance policy covering commerical excess liability	2/17/2014	N/A, all premiums have been paid in full
National Union Fire Ins. Co. C/O Chartis 175 Water Street, 9th Floor NY, NY 10038	212-770-7000	17180256	Directors and officers liability insurance	2/17/2014	N/A, all premiums have been paid in full
US Speciality Insurance Company 8144 Walnut Hill Lane Dallas TX 75231	713-744-3700	14MGU13A28644	Excess directors and officers liability insurance	2/17/2014	N/A, all premiums have been paid in full
Chubb Group of Insurance Companies (Federal Insurance Company) 15 Mountain View Road Warren NJ 07059	908-903-2000	WC71746524	WORKERS COMPENSATION AND EMPLOYERS LIABILITY INSURANCE POLICY	12/22/2014	1/24/14

MOR-17

Travelers Casualty and Surety Company of America One Town Square, Hartford, CT 06183	1-800-842-5075	105536833	Employment Practices Liability/Employee Dishonesty-ERISA/Fiduciary Liability	12/22/2014	1/24/14
Lincoln National Life Insurance Company 8801 Indian Hills Drive Omaha NE 68114	402-361-7300	403001143	voluntary accidental death & dismemberment and short-term disability	10/31/2014	N/A, all premiums have been paid in full
Metropolitan Life Insurance Company 200 Park Avenue, New York, NY 10166-0188	1-800-275-4638	KM 05912994-G	Group term life; Accidental Death & Dismemberment and Long Term Disability	10/31/2014	N/A, all premiums have been paid in full
Vision Services Plan P.O. Box 997105, Sacramento, CA 95899-7105	918-398-2600	30010641	Employee vision insurance	10/31/2014	N/A, all premiums have been paid in full
BlueCross BlueShield of Oklahoma 1400 S Boston Tulsa, OK 74119	1-800-942-5837	Y01585	Group health insurance	10/31/2014	N/A, all premiums have been paid in full
Delta Dental of Oklahoma P.O. Box 54709, OKC, OK 73116	405-607-2100	939600001	Group dental insurance	10/31/2014	N/A, all premiums have been paid in full

The following lapse in insurance coverage occurred this month:

Policy Type	Date Lapsed	Date Reinstated	Reason for Lapse
N/A

Check here if U. S. Trustee has been listed as Certificate Holder for all insurance policies.

MOR-18

ACORD

INSURANCE BINDER

OP ID: JB

DATE (MM/DD/YYYY): 12/19/2013

THIS BINDER IS A TEMPORARY INSURANCE CONTRACT, SUBJECT TO THE CONDITIONS SHOWN ON THE REVERSE SIDE OF THIS FORM.

AGENCY Frates Insurance 5005 Lincoln Blvd. Oklahoma City, OK 73105 Steve Payne	COMPANY: Federal Insurance Company BINDER # 96760
PHONE (A/C, No, Ext): 405-290-5600 FAX (A/C, No): 405-290-5701	EFFECTIVE DATE: 12/22/13 TIME: AM / PM EXPIRATION DATE: 01/21/14 TIME: 12:01 AM / NOON
CODE: 40082 SUB CODE:	THIS BINDER IS ISSUED TO EXTEND COVERAGE IN THE ABOVE NAMED COMPANY PER EXPIRING POLICY #:
AGENCY CUSTOMER ID: GMXRE-1	DESCRIPTION OF OPERATIONS/VEHICLES/PROPERTY (Including Location)
INSURED GMX Resources, Inc. 9400 N. Broadway, Ste 600 Oklahoma City OK 73114	WORKERS' COMPENSATION

COVERAGES

TYPE OF INSURANCE	COVERAGE/FORMS	LIMITS		AMOUNT
		DEDUCTIBLE	COINS %	
PROPERTY — CAUSES OF LOSS: BASIC / BROAD / SPEC				
GENERAL LIABILITY: COMMERCIAL GENERAL LIABILITY; CLAIMS MADE / OCCUR	RETRO DATE FOR CLAIMS MADE:	EACH OCCURRENCE		$
		DAMAGE TO RENTED PREMISES		$
		MED EXP (Any one person)		$
		PERSONAL & ADV INJURY		$
		GENERAL AGGREGATE		$
		PRODUCTS - COMP/OP AGG		$
AUTOMOBILE LIABILITY: ANY AUTO; ALL OWNED AUTOS; SCHEDULED AUTOS; HIRED AUTOS; NON-OWNED AUTOS		COMBINED SINGLE LIMIT		$
		BODILY INJURY (Per person)		$
		BODILY INJURY (Per accident)		$
		PROPERTY DAMAGE		$
		MEDICAL PAYMENTS		$
		PERSONAL INJURY PROT		$
		UNINSURED MOTORIST		$
				$
AUTO PHYSICAL DAMAGE DEDUCTIBLE: COLLISION: ; OTHER THAN COL:	ALL VEHICLES / SCHEDULED VEHICLES	ACTUAL CASH VALUE		
		STATED AMOUNT		$
		OTHER		
GARAGE LIABILITY: ANY AUTO		AUTO ONLY - EA ACCIDENT		$
		OTHER THAN AUTO ONLY:		
		EACH ACCIDENT		$
		AGGREGATE		$
EXCESS LIABILITY: UMBRELLA FORM; OTHER THAN UMBRELLA FORM	RETRO DATE FOR CLAIMS MADE:	EACH OCCURRENCE		$
		AGGREGATE		$
		SELF-INSURED RETENTION		$
WORKER'S COMPENSATION AND EMPLOYER'S LIABILITY		X WC STATUTORY LIMITS		
		E.L. EACH ACCIDENT		$ 1,000,000
		E.L. DISEASE - EA EMPLOYEE		$ 1,000,000
		E.L. DISEASE - POLICY LIMIT		$ 1,000,000
SPECIAL CONDITIONS/ OTHER COVERAGES	COVERAGE BOUND PENDING RECEIPT OF POLICY	FEES		$
		TAXES		$
		ESTIMATED TOTAL PREMIUM		$

NAME & ADDRESS

MORTGAGEE / ADDITIONAL INSURED / LOSS PAYEE

LOAN #

AUTHORIZED REPRESENTATIVE: Steven L. Payne

ACORD 75 (2004/09)

NOTE: IMPORTANT STATE INFORMATION ON REVERSE SIDE

© ACORD CORPORATION 1993-2004

MOR-19

ACORD

INSURANCE BINDER

OP ID: JB

DATE (MM/DD/YYYY): 12/19/2013

THIS BINDER IS A TEMPORARY INSURANCE CONTRACT, SUBJECT TO THE CONDITIONS SHOWN ON THE REVERSE SIDE OF THIS FORM.

AGENCY Frates Insurance 5005 Lincoln Blvd. Oklahoma City, OK 73105 Steve Payne	COMPANY: Travelers Insurance Companies BINDER # 96761
PHONE (A/C, No, Ext): 405-290-5600 FAX (A/C, No): 405-290-5701	EFFECTIVE DATE: 12/22/13 TIME: AM / PM EXPIRATION DATE: 01/21/14 TIME: X 12:01 AM / NOON
CODE: 029895 SUB CODE:	X THIS BINDER IS ISSUED TO EXTEND COVERAGE IN THE ABOVE NAMED COMPANY PER EXPIRING POLICY #: 105536833
AGENCY CUSTOMER ID: GMXRE-1	DESCRIPTION OF OPERATIONS/VEHICLES/PROPERTY (Including Location)
INSURED GMX Resources, Inc. 9400 N. Broadway, Ste 600 Oklahoma City OK 73114	CRIME COVERAGE, EMPLOYMENT PRACTICES LIABILITY, FIDUCARY LIABILITY, KIDNAP & RANSOM

COVERAGES

TYPE OF INSURANCE	COVERAGE/FORMS	LIMITS	AMOUNT
PROPERTY — CAUSES OF LOSS: BASIC / BROAD / SPEC		DEDUCTIBLE / COINS %	
GENERAL LIABILITY — COMMERCIAL GENERAL LIABILITY; CLAIMS MADE / OCCUR	RETRO DATE FOR CLAIMS MADE:	EACH OCCURRENCE	$
		DAMAGE TO RENTED PREMISES	$
		MED EXP (Any one person)	$
		PERSONAL & ADV INJURY	$
		GENERAL AGGREGATE	$
		PRODUCTS - COMP/OP AGG	$
AUTOMOBILE LIABILITY — ANY AUTO; ALL OWNED AUTOS; SCHEDULED AUTOS; HIRED AUTOS; NON-OWNED AUTOS		COMBINED SINGLE LIMIT	$
		BODILY INJURY (Per person)	$
		BODILY INJURY (Per accident)	$
		PROPERTY DAMAGE	$
		MEDICAL PAYMENTS	$
		PERSONAL INJURY PROT	$
		UNINSURED MOTORIST	$
			$
AUTO PHYSICAL DAMAGE — DEDUCTIBLE; COLLISION:; OTHER THAN COL:	ALL VEHICLES / SCHEDULED VEHICLES	ACTUAL CASH VALUE / STATED AMOUNT / OTHER	$
GARAGE LIABILITY — ANY AUTO		AUTO ONLY - EA ACCIDENT	$
		OTHER THAN AUTO ONLY:	
		EACH ACCIDENT	$
		AGGREGATE	$
EXCESS LIABILITY — UMBRELLA FORM; OTHER THAN UMBRELLA FORM	RETRO DATE FOR CLAIMS MADE:	EACH OCCURRENCE	$
		AGGREGATE	$
		SELF-INSURED RETENTION	$
WORKER'S COMPENSATION AND EMPLOYER'S LIABILITY		WC STATUTORY LIMITS	
		E.L. EACH ACCIDENT	$
		E.L. DISEASE - EA EMPLOYEE	$
		E.L. DISEASE - POLICY LIMIT	$
SPECIAL CONDITIONS/OTHER COVERAGES	CRIME COVERAGE: $1,000,000 LIMIT OF LIABILITY $50,000 DEDUCTIBLE EMPLOYMENT PRACTICES LIABILITY: $1,000,000 LIMIT OF LIABILITY $50,000 DEDUCTIBLE; FIDUCIARY LIABILITY: $3,000,000 LIMIT OF LIABILITY $25,000 DEDUCTIBLE COVERAGE BOUND PENDING RECEIPT OF POLICY	FEES	$
		TAXES	$
		ESTIMATED TOTAL PREMIUM	$

NAME & ADDRESS

MORTGAGEE / ADDITIONAL INSURED / LOSS PAYEE

LOAN #

AUTHORIZED REPRESENTATIVE

Steven L. Payne

ACORD 75 (2004/09)

NOTE: IMPORTANT STATE INFORMATION ON REVERSE SIDE

© ACORD CORPORATION 1993-2004

MOR-20

ATTACHMENT 8

SIGNIFICANT DEVELOPMENTS DURING REPORTING PERIOD

Information to be provided on this page, includes, but is not limited to: (1) financial transactions that are not reported on this report, such as the sale of real estate (attach closing statement); (2) non-financial transactions, such as the substitution of assets or collateral; (3) modifications to loan agreements; (4) change in senior management, etc. Attach any relevant documents.

N/A for this period

We filed a Plan of Reorganization and Disclosure Statement on October 23, 2013.

MOR-21

Exhibit I
GMX Resources Inc.
Balance Sheet

ASSETS	December 31, 2013
CURRENT ASSETS:
Cash and cash equivalents	$2,881,908
Short term investments	—
Accounts receivable - interest owners	378,695
Accounts receivable - oil and natural gas revenues	4,421,858
Accounts receivable - intercompany	24,583,148
Inventories	64,036
Prepaid expenses and deposits	2,236,016
Assets held for sale	409,228
Total current assets	34,974,889

OIL AND NATURAL GAS PROPERTIES, BASED ON THE FULL COST METHOD
Properties being amortized	712,390,605
Properties not subject to amortization	142,637,389
Less accumulated depreciation, depletion and impairment	(615,904,785)
239,123,209

PROPERTY AND EQUIPMENT, AT COST, NET	10,922,454
DERIVATIVE INSTRUMENTS	—
OTHER ASSETS	8,574,011
INVESTMENT IN SUB/INTERCOMPANY	26,979,165
TOTAL ASSETS	$320,573,728

LIABILITIES AND SHAREHOLDERS' EQUITY	December 31, 2013
CURRENT LIABILITIES
Accounts payable	$21,198,608
Accounts payable - intercompany	15,151,203
Other accrued expenses	13,511,773
Accrued interest	47,257,668
Revenue distribution payable	2,210,076
Short-term derivative instruments	—
Current maturities of long-term debt	20,025,750
Total current liabilities	119,355,078

LONG-TERM DEBT, LESS CURRENT MATURITIES	413,011,993
OTHER LIABILITIES	2,245,066

SHAREHOLDERS' EQUITY
9.25% Series B Cumulative Preferred Stock	3,177
Common Stock	98,062
Additional paid-in capital	719,117,978
Retained earnings (Accumulated deficit)	(933,257,626)
Accumulated other comprehensive income, net of taxes	—
Total GMX shareholders' equity	(214,038,409)
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY	$320,573,728

MOR-22

GMX Resources Inc.
Income Statement

December 31, 2013

O&G sales	$1,918,221
Derivatives	360,451
TOTAL REVENUES	2,278,672

COSTS AND EXPENSES
Lease operating	2,404,752
Production taxes	85,029
Depreciation, depletion and amortization	1,035,430
General and administrative	1,210,877
Total expenses	4,736,088

OPERATING INCOME (LOSS)	(2,457,416)

NON-OPERATING INCOME (EXPENSE)
Interest expense	(4,017,634)
Interest and other income	5,931
Unrealized gains on derivatives	—
Equity income (loss) of subsidiaries	183,739
Total non-operating expense	(3,827,964)

Income (loss) before income taxes	(6,285,380)

PROVISION (BENEFIT) FOR INCOME TAXES	122,552

NET INCOME (LOSS)	(6,407,932)

Preferred stock dividends	612,183

NET INCOME (LOSS) APPLICABLE TO COMMON SHAREHOLDERS	$(7,020,115)

MOR-23

Post Petition Accounts Payable in the Current Reporting Month

Exhibit II

InvDate	Days Outstanding	Vendor Name	Account Category	Balance Due
4/1/2013	274	Globenewswire, Inc	Investor and Director Expense	$3,750.00
4/2/2013	273	Netjets Aviation, Inc	Travel Meals & Entertainment	55,318.00
4/2/2013	273	The CIT Group/Equipment	Prepaid Expense	(24,390.08)
4/2/2013	273	The CIT Group/Equipment	Travel Meals & Entertainment	24,390.08
4/30/2013	245	Netjets Aviation, Inc	Travel Meals & Entertainment	701.50
5/1/2013	244	Globenewswire, Inc	Investor and Director Expense	3,750.00
5/1/2013	244	Moody's Investors Service	Consulting and Prof Fees	14,500.00
5/2/2013	243	Netjets Aviation, Inc	Travel Meals & Entertainment	55,318.00
5/6/2013	239	Gulf States Transmission Corp	Intercompany Accounts	23,405.00
5/8/2013	237	Devon Energy Production Co. LP	8.8 Intangible Drilling Costs	965.50
5/15/2013	230	Bank Of America Lockbox Serv.	Intercompany Accounts	30,000.00
5/16/2013	229	Regency Intrastate Gas LP	Intercompany Accounts	450,000.00
6/3/2013	211	Netjets Aviation, Inc	Travel Meals & Entertainment	55,318.00
6/6/2013	208	Netjets Aviation, Inc	Travel Meals & Entertainment	(183,698.92)
6/7/2013	207	Devon Energy Production Co. LP	8.8 Intangible Drilling Costs	1,024.43
6/11/2013	203	Gulf States Transmission Corp	Intercompany Accounts	23,405.00
6/17/2013	197	Regency Intrastate Gas LP	Intercompany Accounts	465,000.00
6/24/2013	190	Bank Of America Lockbox Serv.	Intercompany Accounts	31,000.00
6/26/2013	188	Gene Myers, of G&J Myers	Rent and Utilities	5,000.00
6/30/2013	184	EASYLINK SERVICES	Telecomm and Computing	(95.20)
7/2/2013	182	Netjets Aviation, Inc	Travel Meals & Entertainment	29,418.00
7/5/2013	179	Devon Energy Production Co. LP	8.8 Intangible Drilling Costs	886.52
7/9/2013	175	Bank Of America Lockbox Serv.	Intercompany Accounts	30,000.00

MOR-24

Post Petition Accounts Payable in the Current Reporting Month

InvDate	Days Outstanding	Vendor Name	Account Category	Balance Due
7/9/2013	175	Gulf States Transmission Corp	Intercompany Accounts	23,405.00
7/10/2013	174	Globenewswire, Inc	Investor and Director Expense	7,500.00
7/25/2013	159	Regency Intrastate Gas LP	Intercompany Accounts	450,000.00
7/31/2013	153	EASYLINK SERVICES	Telecomm and Computing	(83.30)
8/1/2013	152	Globenewswire, Inc	Investor and Director Expense	3,750.00
8/7/2013	146	Devon Energy Production Co. LP	8.8 Intangible Drilling Costs	884.00
8/8/2013	145	Thurmond-McGlothlin, Inc.	Materials Inventory	155.13
8/9/2013	144	Pitney Bowes Purchase Power	General Office Expense	(11.41)
8/22/2013	131	Looper Reed & McGraw P.C.	Consulting and Prof Fees	112,727.10
8/25/2013	128	Pitney Bowes Purchase Power	General Office Expense	(313.24)
8/31/2013	122	Netjets Aviation, Inc	Travel Meals & Entertainment	(95,233.04)
9/3/2013	119	Pitney Bowes Purchase Power	General Office Expense	(300.00)
9/10/2013	112	Smith Operating & Management	8/8 Lease Operating Expense	3,778.10
9/17/2013	105	GEOPLANE SERVICES	General Office Expense	330.83
9/20/2013	102	NCH Corporation	8/8 Lease Operating Expense	73.75
9/24/2013	98	Looper Reed & McGraw P.C.	Consulting and Prof Fees	30,242.70
9/25/2013	97	NCH Corporation	8/8 Lease Operating Expense	161.22
9/30/2013	92	EASYLINK SERVICES	Telecomm and Computing	(59.50)
9/30/2013	92	Enable Midstream Partners, LP	Intercompany Accounts	(1,476.68)
9/30/2013	92	Globenewswire, Inc	Investor and Director Expense	3,750.00
10/1/2013	91	Harrison County	8/8 Lease Operating Expense	213,721.87
10/1/2013	91	Harrison County	Operating Expense - Pipeline	274.84
10/1/2013	91	Harrison County	Other General & Administrative	22,013.77
10/1/2013	91	Harrison County	Revenue Payable	62.80

MOR-25

Post Petition Accounts Payable in the Current Reporting Month

InvDate	Days Outstanding	Vendor Name	Account Category	Balance Due
10/2/2013	90	Panola County Clerk-Tax Asseso	8/8 Lease Operating Expense	2,990.16
10/3/2013	89	Helmerich & Payne	8.8 Intangible Drilling Costs	7,428.30
10/4/2013	88	Devon Energy Production Co. LP	8.8 Intangible Drilling Costs	79.98
10/4/2013	88	Harrison Central	8/8 Lease Operating Expense	577,668.49
10/4/2013	88	Harrison Central	Operating Expense - Pipeline	725.72
10/4/2013	88	Harrison Central	Other General & Administrative	66,399.43
10/4/2013	88	Harrison Central	Revenue Payable	192.41
10/6/2013	86	Bill Gary Spencer	8.8 Workover Expense	100.00
10/10/2013	82	Corbyn Hampton, PLLC	Consulting and Prof Fees	893.62
10/10/2013	82	Globenewswire, Inc	Investor and Director Expense	7,500.00
10/10/2013	82	Smith Operating & Management	8.8 Workover Expense	(3,778.10)
10/14/2013	78	Cass County Tax Collector	8/8 Lease Operating Expense	417.37
10/15/2013	77	James Oil Well Service, Inc.	8.8 Intangible Drilling Costs	3,090.50
10/17/2013	75	Kristeen Roe	8/8 Lease Operating Expense	17.62
10/18/2013	74	Harrison Central	Other General & Administrative	158.34
10/18/2013	74	Looper Reed & McGraw P.C.	Consulting and Prof Fees	42,590.00
10/21/2013	71	James Oil Well Service, Inc.	8.8 Intangible Drilling Costs	692.35
10/22/2013	70	C & D OILFIELD SERVICES, INC.	8/8 Lease Operating Expense	2,535.00
10/22/2013	70	James Oil Well Service, Inc.	8.8 Workover Expense	1,816.25
10/23/2013	69	James Oil Well Service, Inc.	8.8 Workover Expense	1,696.25
10/24/2013	68	Fredrikson & Byron, P.A.	Consulting and Prof Fees	61.50
10/24/2013	68	James Oil Well Service, Inc.	8.8 Workover Expense	1,861.00
10/25/2013	67	James Oil Well Service, Inc.	8.8 Workover Expense	1,418.88
10/28/2013	64	James Oil Well Service, Inc.	8.8 Workover Expense	2,606.63

MOR-26

Post Petition Accounts Payable in the Current Reporting Month

InvDate	Days Outstanding	Vendor Name	Account Category	Balance Due
10/29/2013	63	James Oil Well Service, Inc.	8.8 Workover Expense	3,867.38
10/30/2013	62	James Oil Well Service, Inc.	8.8 Intang Completion Costs	2,176.50
10/30/2013	62	James Oil Well Service, Inc.	8.8 Intangible Drilling Costs	175.13
10/30/2013	62	James Oil Well Service, Inc.	8.8 Workover Expense	1,819.75
10/30/2013	62	Smith, Carney & Co. P.C.	Consulting and Prof Fees	17,000.00
10/31/2013	61	Globenewswire, Inc	Investor and Director Expense	3,750.00
10/31/2013	61	James Oil Well Service, Inc.	8.8 Intangible Drilling Costs	278.63
10/31/2013	61	James Oil Well Service, Inc.	8.8 Workover Expense	1,405.51
11/1/2013	60	James Oil Well Service, Inc.	8.8 Workover Expense	1,670.50
11/4/2013	57	CANTOR FITZGERALD SECURITIES	Consulting and Prof Fees	—
11/4/2013	57	James Oil Well Service, Inc.	8.8 Workover Expense	1,236.50
11/4/2013	57	James Oil Well Service, Inc.	8/8 Lease Operating Expense	655.13
11/5/2013	56	James Oil Well Service, Inc.	8.8 Workover Expense	520.63
11/5/2013	56	James Oil Well Service, Inc.	General Office Expense	862.29
11/6/2013	55	James Oil Well Service, Inc.	8/8 Lease Operating Expense	446.25
11/8/2013	53	Devon Energy Production Co. LP	8.8 Intangible Drilling Costs	(64.19)
11/8/2013	53	James Oil Well Service, Inc.	8.8 Intang Completion Costs	446.25
11/8/2013	53	Roughrider Picker & Trucking	8/8 Lease Operating Expense	325.00
11/12/2013	49	McJunkin Red Man Corporation	8/8 Lease Operating Expense	166.54
11/14/2013	47	1SOURCE INTERNATIONAL, LLC	Telecomm and Computing	—
11/14/2013	47	ANYTIME HYDROEXCAVATION	8.8 Intang Completion Costs	6,450.00
11/14/2013	47	Globe Energy Services, LLC	8.8 Workover Expense	2,837.50

MOR-27

Post Petition Accounts Payable in the Current Reporting Month

InvDate	Days Outstanding	Vendor Name	Account Category	Balance Due
11/14/2013	47	Globe Energy Services, LLC	8/8 Lease Operating Expense	4,368.00
11/14/2013	47	TPC Resources, LLC	Accounts Receivable	10,275.30
11/15/2013	46	ANYTIME HYDROEXCAVATION	8.8 Intang Completion Costs	1,900.00
11/15/2013	46	TWO BIT RENTALS INC.	8.8 Intang Completion Costs	630.00
11/15/2013	46	WellPro Inc.	8.8 Workover Expense	1,769.25
11/16/2013	45	ANYTIME HYDROEXCAVATION	8.8 Intang Completion Costs	4,875.00
11/18/2013	43	ANYTIME HYDROEXCAVATION	8.8 Intang Completion Costs	5,180.00
11/18/2013	43	Estill, Hardwick, Gable Hall	Consulting and Prof Fees	449.85
11/18/2013	43	ROCKY MOUNTAIN OILFIELD	8.8 Intang Completion Costs	69,115.25
11/20/2013	41	Jefferies & Company, Inc.	Consulting and Prof Fees	25,000.00
11/20/2013	41	NORTH COUNTRY OIL	8.8 Intang Completion Costs	10,720.00
11/21/2013	40	Crowe & Dunlevy, P.C.	Consulting and Prof Fees	6,156.30
11/21/2013	40	Dillco Fluid Service, Inc.	8.8 Intang Completion Costs	1,857.00
11/21/2013	40	Globe Energy Services, LLC	8/8 Lease Operating Expense	156.00
11/21/2013	40	ROCKY MOUNTAIN OILFIELD	8.8 Intang Completion Costs	51,486.10
11/22/2013	39	Andrews Kurth, LLP	Consulting and Prof Fees	65,223.50
11/22/2013	39	C & C Oilfield Services, LLC	8/8 Lease Operating Expense	290.82
11/22/2013	39	C & C Oilfield Services, LLC	Operating Expense - Pipeline	5,014.03
11/22/2013	39	SBG GRASSY BUTTE LLC	8/8 Lease Operating Expense	4,199.75
11/23/2013	38	SBG GREEN RIVER, LLC	8/8 Lease Operating Expense	997.50
11/23/2013	38	Specialized Technological	8.8 Intang Completion Costs	13,067.50
11/25/2013	36	BDR WELL SERVICE, LLC	8.8 Workover Expense	9,295.00

MOR-28

Post Petition Accounts Payable in the Current Reporting Month

InvDate	Days Outstanding	Vendor Name	Account Category	Balance Due
11/25/2013	36	LEGACY MEASUREMENT SOLUTIONS,	8.8 Intang Completion Costs	1,345.45
11/25/2013	36	LODI DRILLING & SERVICE CO.	8/8 Lease Operating Expense	217.20
11/25/2013	36	Shred-It USA, Inc.	General Office Expense	81.13
11/25/2013	36	Specialized Technological	8.8 Intang Completion Costs	13,315.00
11/26/2013	35	DCP Midstream, LP	Accounts Receivable	18.26
11/26/2013	35	Fidelity Expl. & Prod. Company	8.8 Intangible Drilling Costs	1,374.25
11/26/2013	35	Prairie Disposal LLC	8.8 Intang Completion Costs	3,040.93
11/26/2013	35	ROCKY MOUNTAIN OILFIELD	8.8 Intang Completion Costs	28,875.00
11/26/2013	35	Specialized Technological	8.8 Intang Completion Costs	10,870.00
11/26/2013	35	Thurmond-McGlothlin, Inc.	8/8 Lease Operating Expense	320.00
11/26/2013	35	Thurmond-McGlothlin, Inc.	Operating Expense - Pipeline	80.00
11/26/2013	35	Wyoming Casing Service, Inc	8.8 Intang Completion Costs	6,770.00
11/27/2013	34	Central Hydraulic, Inc.	8.8 Workover Expense	2,895.56
11/27/2013	34	Danlin Industries Corporation	8/8 Lease Operating Expense	23,635.58
11/27/2013	34	Danlin Industries Corporation	Operating Expense - Pipeline	1,216.56
11/27/2013	34	Enable Midstream Partners, LP	Intercompany Accounts	89.24
11/27/2013	34	HPC Acquisition Corp.	8/8 Lease Operating Expense	5,204.52
11/27/2013	34	Largo Gas Compression, Inc.	Operating Expense - Pipeline	1,500.00
11/27/2013	34	Reidle Logistics, Inc.	8.8 Intang Completion Costs	720.00
11/27/2013	34	RPM COMPLETIONS LLC	8.8 Intang Completion Costs	21,201.50
11/27/2013	34	Wyoming Casing Service, Inc	8.8 Intang Completion Costs	2,180.00
11/29/2013	32	CANARY, LLC	8.8 Intang Completion Costs	3,126.90
11/29/2013	32	Danlin Industries Corporation	8/8 Lease Operating Expense	7,804.59
11/30/2013	31	CANARY, LLC	8.8 Intang Completion Costs	1,720.43

MOR-29

Post Petition Accounts Payable in the Current Reporting Month

InvDate	Days Outstanding	Vendor Name	Account Category	Balance Due
11/30/2013	31	EASYLINK SERVICES	Telecomm and Computing	11.90
11/30/2013	31	Elite Power LLC	8/8 Lease Operating Expense	25,698.75
11/30/2013	31	Globe Energy Services, LLC	8.8 Workover Expense	20,965.00
11/30/2013	31	Globe Energy Services, LLC	8/8 Lease Operating Expense	7,054.85
11/30/2013	31	John P. Dick	Consulting and Prof Fees	7,412.50
11/30/2013	31	Light Tower Rentals, Inc.	8.8 Intang Completion Costs	227,647.00
11/30/2013	31	LODI DRILLING & SERVICE CO.	8/8 Lease Operating Expense	434.40
11/30/2013	31	Opportune LLP	Consulting and Prof Fees	31,292.14
11/30/2013	31	Princess Three Operating, LLC	8.8 Workover Expense	89,914.00
11/30/2013	31	Strong Service, L.P.	8.8 Workover Expense	610.67
11/30/2013	31	TWO BIT RENTALS INC.	8.8 Intang Completion Costs	483.00
11/30/2013	31	WellEz Information	8.8 Workover Expense	1,550.00
11/30/2013	31	Wyoming Casing Service, Inc	8.8 Intang Completion Costs	6,720.00
12/1/2013	30	CYPRESS ENERGY PARTNERS -	8.8 Intang Completion Costs	3,528.50
12/1/2013	30	CYPRESS ENERGY PARTNERS -	8/8 Lease Operating Expense	1,012.50
12/1/2013	30	MLB Consulting, LLC	8.8 Intang Completion Costs	10,795.75
12/2/2013	29	Globenewswire, Inc	Investor and Director Expense	3,750.00
12/2/2013	29	McJunkin Red Man Corporation	8/8 Lease Operating Expense	397.20
12/2/2013	29	Randy Williams	Travel Meals & Entertainment	105.66
12/2/2013	29	Wyoming Casing Service, Inc	8.8 Intang Completion Costs	6,720.00
12/3/2013	28	C & C Oilfield Services, LLC	8/8 Lease Operating Expense	4,335.41
12/3/2013	28	C & C Oilfield Services, LLC	Operating Expense - Pipeline	405.94
12/3/2013	28	LODI DRILLING & SERVICE CO.	8/8 Lease Operating Expense	217.20
12/3/2013	28	McJunkin Red Man Corporation	8/8 Lease Operating Expense	312.09

MOR-30

Post Petition Accounts Payable in the Current Reporting Month

InvDate	Days Outstanding	Vendor Name	Account Category	Balance Due
12/3/2013	28	Mclain-Chitwood Office Prods	General Office Expense	28.88
12/3/2013	28	Robert Parkison	8/8 Lease Operating Expense	1,350.00
12/3/2013	28	Specialized Technological	8.8 Intang Completion Costs	4,477.50
12/3/2013	28	Wyoming Casing Service, Inc	8.8 Intang Completion Costs	1,680.00
12/4/2013	27	Black Hills Trucking, Inc	General Office Expense	500.00
12/4/2013	27	MLB Consulting, LLC	8.8 Intang Completion Costs	5,839.25
12/4/2013	27	ROCKY MOUNTAIN OILFIELD	8.8 Intang Completion Costs	38,520.00
12/4/2013	27	RPM COMPLETIONS LLC	8.8 Intang Completion Costs	24,655.00
12/4/2013	27	Stride Well Service, Inc.	8.8 Workover Expense	10,352.36
12/4/2013	27	Wyoming Casing Service, Inc	8.8 Intang Completion Costs	2,610.00
12/4/2013	27	XTREME PUMP & SUPPLY, LP	8.8 Workover Expense	5,362.95
12/5/2013	26	Denny's Electric and Motor	8.8 Tang Completion Cost	54,400.00
12/5/2013	26	Talon Tools & Testing LP	8.8 Workover Expense	2,270.55
12/6/2013	25	EVO INCORPORATED	8.8 Intang Completion Costs	19,258.88
12/6/2013	25	FT. BERTHOLD SERVICES TRUCKING	8.8 Intang Completion Costs	12,415.00
12/6/2013	25	Globe Energy Services, LLC	8/8 Lease Operating Expense	122.50
12/6/2013	25	Specialized Technological	8.8 Intang Completion Costs	3,150.00
12/6/2013	25	WATSON WELL SOLUTIONS, LLC	8.8 Intang Completion Costs	19,510.00
12/7/2013	24	ROCKY MOUNTAIN OILFIELD	8.8 Intang Completion Costs	31,025.00
12/8/2013	23	CYPRESS ENERGY PARTNERS -	8.8 Intang Completion Costs	3,894.50
12/9/2013	22	DAIOHS, USA Inc	Travel Meals & Entertainment	219.05
12/9/2013	22	GOFRAC, LLC	8.8 Intang Completion Costs	5,390.00

MOR-31

Post Petition Accounts Payable in the Current Reporting Month

InvDate	Days Outstanding	Vendor Name	Account Category	Balance Due
12/9/2013	22	LODI DRILLING & SERVICE CO.	8/8 Lease Operating Expense	500.65
12/9/2013	22	MORRISON & FOERSTER LLP	Consulting and Prof Fees	8,871.50
12/9/2013	22	ROCKY MOUNTAIN OILFIELD	8.8 Intang Completion Costs	36,222.50
12/9/2013	22	Tammy B. Rodgers	8.8 Workover Expense	1,194.74
12/10/2013	21	C.L. Frates & Company	Property and Casualty Ins	11,250.00
12/10/2013	21	CYPRESS ENERGY PARTNERS -	8/8 Lease Operating Expense	1,187.50
12/10/2013	21	Flow-Zone LLC	Materials Inventory	66.48
12/10/2013	21	GOFRAC, LLC	8.8 Intang Completion Costs	5,390.00
12/10/2013	21	James Oil Well Service, Inc.	8/8 Lease Operating Expense	329.38
12/10/2013	21	JNS Trucking, Inc.	8.8 Intang Completion Costs	29,091.25
12/10/2013	21	Missouri Valley Petroleum	8.8 Intang Completion Costs	(2,615.45)
12/10/2013	21	Missouri Valley Petroleum	8/8 Lease Operating Expense	4,608.98
12/10/2013	21	Princess Three Operating, LLC	8.8 Workover Expense	18,657.90
12/10/2013	21	Sullivan Land Resources, Inc.	8.8 Non-producing LH Costs	6,852.03
12/10/2013	21	XTREME PUMP & SUPPLY, LP	8.8 Workover Expense	2,303.12
12/11/2013	20	Andrews Kurth, LLP	Consulting and Prof Fees	195,515.28
12/11/2013	20	East Texas Copy Systems, Inc.	General Office Expense	112.05
12/11/2013	20	GOFRAC, LLC	8.8 Intang Completion Costs	5,390.00
12/11/2013	20	IHS Global Inc.	Telecomm and Computing	297.00
12/11/2013	20	McJunkin Red Man Corporation	8.8 Workover Expense	11,038.36
12/11/2013	20	McJunkin Red Man Corporation	8/8 Lease Operating Expense	(637.53)
12/11/2013	20	Missouri Valley Petroleum	8.8 Intangible Drilling Costs	418.33
12/11/2013	20	Missouri Valley Petroleum	8/8 Lease Operating Expense	1,947.53
12/11/2013	20	Princess Three Operating, LLC	8.8 Workover Expense	13,944.00

MOR-32

Post Petition Accounts Payable in the Current Reporting Month

InvDate	Days Outstanding	Vendor Name	Account Category	Balance Due
12/11/2013	20	Slawson Exploration Co., Inc.	8/8 Lease Operating Expense	20,566.48
12/11/2013	20	Total Depth Rentals, Inc.	8.8 Intang Completion Costs	13,848.24
12/12/2013	19	Elynx Technologies, LLC	8/8 Lease Operating Expense	1,269.60
12/12/2013	19	Elynx Technologies, LLC	Operating Expense - Pipeline	945.00
12/12/2013	19	Flow-Zone LLC	Materials Inventory	1,284.60
12/12/2013	19	GLOBAL ENERGY SERVICES, LLC	8.8 Workover Expense	3,037.90
12/12/2013	19	JNS Trucking, Inc.	8.8 Intang Completion Costs	10,675.00
12/12/2013	19	Shred-It USA, Inc.	General Office Expense	80.77
12/12/2013	19	Talon Tools & Testing LP	8/8 Lease Operating Expense	411.87
12/13/2013	18	BDR WELL SERVICE, LLC	8.8 Intang Completion Costs	238,000.00
12/13/2013	18	Elynx Technologies, LLC	8.8 Workover Expense	3,719.87
12/13/2013	18	Flow-Zone LLC	Materials Inventory	3,030.66
12/13/2013	18	Landmark Graphics Corporation	Telecomm and Computing	3,013.91
12/14/2013	17	Production Analysis, INC.	8/8 Lease Operating Expense	1,926.00
12/15/2013	16	CYPRESS ENERGY PARTNERS -	8/8 Lease Operating Expense	2,676.00
12/16/2013	15	1SOURCE INTERNATIONAL, LLC	Telecomm and Computing	48.82
12/16/2013	15	B&B HOT OIL SERVICE	8.8 Workover Expense	1,915.00
12/16/2013	15	CANARY, LLC	8.8 Intang Completion Costs	631.05
12/16/2013	15	Citrix Online, LLC	Telecomm and Computing	195.00
12/16/2013	15	GOFRAC, LLC	8.8 Intang Completion Costs	16,170.00
12/16/2013	15	HRN Management Group, Inc.	Prepaid Expense	1,431.00
12/16/2013	15	Marion County, Karen Jones	8/8 Lease Operating Expense	2,113.00
12/16/2013	15	Panola-Harrison Electric	Operating Expense - Pipeline	13,589.70
12/17/2013	14	GOFRAC, LLC	8.8 Intang Completion Costs	21,560.00
12/17/2013	14	Hart Energy Publishing, LLP	Other General & Administrative	899.00

MOR-33

Post Petition Accounts Payable in the Current Reporting Month

InvDate	Days Outstanding	Vendor Name	Account Category	Balance Due
12/17/2013	14	McAfee & Taft	Consulting and Prof Fees	9,491.00
12/17/2013	14	Mclain-Chitwood Office Prods	General Office Expense	489.77
12/17/2013	14	Missouri Valley Petroleum	8/8 Lease Operating Expense	6,718.53
12/17/2013	14	Shred-It USA, Inc.	General Office Expense	59.39
12/18/2013	13	A.F. Whatley Construction	8/8 Lease Operating Expense	210.00
12/18/2013	13	CYPRESS ENERGY PARTNERS -	8.8 Intang Completion Costs	1,106.25
12/18/2013	13	Enviro Clean Services, LLC	8.8 Workover Expense	4,233.75
12/18/2013	13	Estill, Hardwick, Gable Hall	Consulting and Prof Fees	5,089.25
12/18/2013	13	GOFRAC, LLC	8.8 Intang Completion Costs	16,395.40
12/18/2013	13	Lee Graphics, Inc.	General Office Expense	909.30
12/18/2013	13	Mclain-Chitwood Office Prods	General Office Expense	36.61
12/19/2013	12	AT&T Corp	Telecomm and Computing	105.09
12/19/2013	12	GOFRAC, LLC	8.8 Intang Completion Costs	10,780.00
12/19/2013	12	JNS Trucking, Inc.	8.8 Intang Completion Costs	3,263.75
12/19/2013	12	L & L Engine And Compressor	Operating Expense - Pipeline	1,473.04
12/19/2013	12	Looper Reed & McGraw P.C.	Consulting and Prof Fees	10,357.15
12/19/2013	12	Shred-It USA, Inc.	General Office Expense	59.39
12/19/2013	12	Tervita LLC	8.8 Intang Completion Costs	10,276.56
12/20/2013	11	COMPREHENSIVE PRODUCTION	8.8 Intang Completion Costs	55,254.00
12/20/2013	11	Jefferies & Company, Inc.	Consulting and Prof Fees	126,410.91
12/20/2013	11	LODI DRILLING & SERVICE CO.	8/8 Lease Operating Expense	1,737.60
12/20/2013	11	Looper Reed & McGraw P.C.	Consulting and Prof Fees	4,624.00
12/21/2013	10	CT Corporation System	Consulting and Prof Fees	30.00
12/23/2013	8	Paul, Weiss, Rifkind, Wharton	Consulting and Prof Fees	220,743.92
12/23/2013	8	Pitney Bowes Global Financial	General Office Expense	127.22
12/24/2013	7	JNS Trucking, Inc.	8.8 Intang Completion Costs	46,683.25
12/24/2013	7	JNS Trucking, Inc.	8/8 Lease Operating Expense	162.50

MOR-34

Post Petition Accounts Payable in the Current Reporting Month

InvDate	Days Outstanding	Vendor Name	Account Category	Balance Due
12/24/2013	7	Missouri Valley Petroleum	8/8 Lease Operating Expense	8,046.45
12/26/2013	5	EDWARDS WILDMAN PALMER LLP	Consulting and Prof Fees	6,650.00
12/26/2013	5	LODI DRILLING & SERVICE CO.	8/8 Lease Operating Expense	868.80
12/27/2013	4	BDR WELL SERVICE, LLC	8.8 Workover Expense	36,932.00
12/27/2013	4	Mimecast North America, Inc.	Telecomm and Computing	1,300.00
12/27/2013	4	Missouri Valley Petroleum	8.8 Intang Completion Costs	2,297.24
12/28/2013	3	Champion Technologies, Inc.	8/8 Lease Operating Expense	9,435.90
12/28/2013	3	United Parcel Service, Inc.	General Office Expense	119.52
12/30/2013	1	Brian Pollman	Telecomm and Computing	99.00
12/30/2013	1	Champion Technologies, Inc.	8/8 Lease Operating Expense	2,949.94
12/30/2013	1	CONWAY MACKENZIE, INC.	Consulting and Prof Fees	4,282.50
12/30/2013	1	DELTA CONSTRUCTORS, LLC	8.8 Tang Completion Cost	2,353.48
12/30/2013	1	Tres Management Inc.	Consulting and Prof Fees	4,529.22
				5,095,206.65

MOR-35

Pre-petition Accounts Payable Paid in the Current Reporting Month

Exhibit III

Check Date	Check No	Vendor Name	Transaction Amt on Check

Total Pre-petition Accounts Payable paid in December 2013

MOR-36

All Disbursements for the Current Reporting Month

Exhibit IV

Check Date	Check No	Vendor Name	Description	Transaction Amt on Check
12/5/2013	217110	Bruce Gordon Mackender	Land Payment	$1,371.38
12/5/2013	217111	Russell G. Wedemeyer & Karen F	Land Payment	21,417.40
12/5/2013	217113	Norman K. Blow	Land Payment	1,448.60
12/5/2013	217114	Charlene Atkinson	Land Payment	2,897.20
12/5/2013	217115	ONRR - Rental Payments	Land Payment	3,838.00
12/5/2013	217116	ONRR - Rental Payments	Land Payment	2,560.00
12/5/2013	217117	ONRR - Rental Payments	Land Payment	80.00
12/5/2013	217118	State of ND actg by/through	Land Payment	1,050.00
12/5/2013	217119	ONRR - Rental Payments	Land Payment	240.00
12/5/2013	217120	Stephen B. Vandehei	Land Payment	819.47
12/5/2013	217121	Donna Joyce Kilty	Land Payment	11,978.21
12/5/2013	217122	Deidre Ann Newman f/k/a	Land Payment	1,205.45
12/5/2013	217123	Richard F. Vandehei	Land Payment	819.47
12/5/2013	217124	Mary Gilland	Land Payment	6,400.00
12/6/2013	217125	AT&T Corp	11/19-12/18	105.09
12/6/2013	217126	Amber Croisant	Office Supplies	82.41
12/6/2013	217127	B&B HOT OIL SERVICE	FILL & TEST, LOADED 50 BBLS S/W	675.00
12/6/2013	217128	Blocker-Crossroads Water	WATER	39.20
12/6/2013	217129	Bowie Cass Electric	ELECTRIC 10/15-11/14	122.25
12/6/2013	217130	Brian Pollman	POSTAGE	66.16
12/6/2013	217131	Casedhole Solutions, Inc	WIRELINE SERVICES	12,311.60
12/6/2013	217132	CenterPoint Energy Gas Process	PROD MONTH OCT 2013	6,823.00
12/6/2013	217133	Champion Technologies, Inc.	CORTRON RU-126 DRUM	6.07
12/6/2013	217134	Cintas Corporation	UNIFORMS & FLOOR	606.00
12/6/2013	217135	Elite Power LLC	GENERATOR RENTAL	25,278.75
12/6/2013	217136	Fidelity Expl. & Prod. Company	10/13 FIDELITY EXPL	1,542.27
12/6/2013	217137	Flow-Zone LLC	B-12 CHEMTOOL	42.22
12/6/2013	217137	Flow-Zone LLC	PENETRATING OIL PB	55.34
12/6/2013	217137	Flow-Zone LLC	NEVER SEIZE	55.99
12/6/2013	217137	Flow-Zone LLC	HAND CLEANER	24.81

MOR-37

All Disbursements for the Current Reporting Month

Check Date	Check No	Vendor Name	Description	Transaction Amt on Check
12/6/2013	217137	Flow-Zone LLC	PG 150 KIMRAY	98.56
12/6/2013	217137	Flow-Zone LLC	H2S GASTEC TUBE	301.69
12/6/2013	217137	Flow-Zone LLC	1/2 X 1/4 BUSHING SS	19.48
12/6/2013	217138	GLEN IVEY INC	VEHICLE	417.85
12/6/2013	217139	GOSHEN COUNTY CLERK	ADDT'L RECORING FEES	16.00
12/6/2013	217140	Gary Jackson	AIRFARE	1,016.99
12/6/2013	217141	XH, LLC	10/13 XTO ENERGY	5,490.93
12/6/2013	217142	Hardesty Team	REPAIR ICE MACHINE	964.49
12/6/2013	217143	J-W Wireline Company	MULTI FINGER LOGGING	6,000.42
12/6/2013	217143	J-W Wireline Company	CEMENT BOND LOGGING	10,499.10
12/6/2013	217144	JNS Trucking, Inc.	HAUL F/W TO LOC	3,307.14
12/6/2013	217144	JNS Trucking, Inc.	670 BBLS SWD	837.50
12/6/2013	217144	JNS Trucking, Inc.	660 BBLS SWD	825.00
12/6/2013	217144	JNS Trucking, Inc.	640 BBLS SWD	800.00
12/6/2013	217144	JNS Trucking, Inc.	153 BBLS SWD	191.25
12/6/2013	217144	JNS Trucking, Inc.	CLEAN UP SPILL AND WATER AROUND CELLAR	240.00
12/6/2013	217144	JNS Trucking, Inc.	434 BBLS SWD	542.50
12/6/2013	217144	JNS Trucking, Inc.	724 BBLS SWD	905.00
12/6/2013	217144	JNS Trucking, Inc.	1068 BBLS SWD	1,335.00
12/6/2013	217144	JNS Trucking, Inc.	850 BBLS SWD	1,062.50
12/6/2013	217144	JNS Trucking, Inc.	830 BBLS SWD	1,037.50
12/6/2013	217144	JNS Trucking, Inc.	143 BBLS SWD	178.75
12/6/2013	217145	JOHNNY R. MCNEELY	PUMPER NOV 2013	1,920.00
12/6/2013	217146	Jarred Witt	GITHUB, HARD DRIVE	488.64
12/6/2013	217147	Jon William (Tucker) Mchugh	MONTHLY RETAINER	4,166.67
12/6/2013	217148	Larco Ltd	MONTHLY SCOUTING -	250.00
12/6/2013	217149	LARAMIE COUNTY CLERK	ADDT'L RECORDING	8.00
12/6/2013	217150	Largo Gas Compression, Inc.	COMPRESSOR RENTAL	1,500.00
12/6/2013	217151	Lenorman Properties, LLC	OFFICE RENT	40,605.84
12/6/2013	217151	Lenorman Properties, LLC	OFFICE RENT 8TH	11,316.67
12/6/2013	217151	Lenorman Properties, LLC	TENANT BILLBACKS	200.00

MOR-38

All Disbursements for the Current Reporting Month

Check Date	Check No	Vendor Name	Description	Transaction Amt on Check
12/6/2013	217152	Loblolly Tree Farm, L.P.	DAMAGE RELEASE & LEASE AGREEMENT	400.00
12/6/2013	217153	Lufkin Industries	REPLACE MOTOR SHEAVE	3,918.07
12/6/2013	217154	MORRISON & FOERSTER LLP	GMX BANKRUPTCY	38,788.00
12/6/2013	217155	Mclain-Chitwood Office Prods	OFFICE SUPPLIES	101.76
12/6/2013	217156	Nick A. Sommer	GEOLOGICAL	20,047.50
12/6/2013	217157	Oklahoma Office Systems, LLC	INK CARTRIDGES	63.00
12/6/2013	217158	Opportune LLP	RESTRUCTURING -	95,559.50
12/6/2013	217159	P2ES Holdings, Inc.	BOLO MONTHLY MAINT	15,020.36
12/6/2013	217160	Paul, Weiss, Rifkind, Wharton	PROFESSIONAL	357,307.11
12/6/2013	217161	Penn Virginia Oil & Gas, LP	09/13 PENN VIRGINIA	183.40
12/6/2013	217162	Pete Mccarty Oil Co.	VEHICLE FUEL -	6,704.70
12/6/2013	217163	Petrofiche, Inc.	PART CO, NE, WY, MT	2,220.92
12/6/2013	217164	Phillip Willits	MEALS	94.23
12/6/2013	217165	QUINN PUMPS NORTH DAKOTA, INC.	REPAIR VALVE LEAK	250.00
12/6/2013	217166	Lexisnexis	ONLINE & RELATED	541.00
12/6/2013	217167	Reserve Account	POSTAGE	1,000.00
12/6/2013	217168	SANDLER O'NEILL & PARTNERS LP	GMX BANKRUPTCY	100,000.00
12/6/2013	217169	SBG GRASSY BUTTE LLC	HAUL PRODUCTION	4,998.00
12/6/2013	217170	SBG GREEN RIVER, LLC	HAUL PRODUCTION	1,552.50
12/6/2013	217171	Shred-It USA - Denver	SHREDDING	81.49
12/6/2013	217172	Steven Craig	MONTHLY RETAINER	4,166.67
12/6/2013	217173	Superior Ford Lincoln Mercury	VEHICLE	1,513.75
12/6/2013	217174	TOTAL CONTROL INC.	DUMPSTER RENTAL	2,597.50
12/6/2013	217175	Thurmond-McGlothlin, Inc.	CDMA DATA	480.00
12/6/2013	217176	Toledo Automotive Supply, Inc.	VEHICLE	116.31
12/6/2013	217177	Total Compliance Connection	DEVELOPMENT OF HR	650.00
12/6/2013	217178	Tres Management Inc.	ENGINEERING	8,007.34
12/6/2013	217178	Tres Management Inc.	REPAIR TRIMBLE	330.83

MOR-39

All Disbursements for the Current Reporting Month

Check Date	Check No	Vendor Name	Description	Transaction Amt on Check
12/6/2013	217179	United Parcel Service, Inc.	POSTAGE	75.93
12/6/2013	217180	WellEz Information	WELLEZ REPORTING	100.00
12/11/2013	217181	Nancy E. Heagney f/k/a	Land Payment	1,448.60
12/11/2013	217182	Donald Ralph Allison	Land Payment	1,866.68
12/11/2013	217183	Larry J. O'Brien	Land Payment	750.00
12/11/2013	217184	G.A. (Buddy) Wade	MEALS	315.00
12/11/2013	217184	G.A. (Buddy) Wade	NAPE ROCKIES	285.00
12/11/2013	217184	G.A. (Buddy) Wade	HOTEL & GROUND	700.00
12/11/2013	217184	G.A. (Buddy) Wade	MEAL	5.68
12/13/2013	217185	Allison Holman	DESK & DERRICK	30.00
12/13/2013	217186	Amber Croisant	Office Supplies	39.02
12/13/2013	217187	Answer Phone	ANSWERING SERVICE	45.00
12/13/2013	217188	BSP ENERGY, LLC	TAG RUN @ 3776'	1,000.00
12/13/2013	217188	BSP ENERGY, LLC	JUNK BASKET/GAUGE	3,300.00
12/13/2013	217188	BSP ENERGY, LLC	11/16" TAG RUN, JET	1,250.00
12/13/2013	217189	Barber County Treasurer	2013 AD VALOREM TAXES	1,002.08
12/13/2013	217190	Black Hills Trucking, Inc	DRILL PIPE STORAGE	500.00
12/13/2013	217191	C & C Oilfield Services, LLC	PUMPER	1,234.06
12/13/2013	217191	C & C Oilfield Services, LLC	REPLACE FILTERS	193.88
12/13/2013	217191	C & C Oilfield Services, LLC	REPLACE FILTERS,	1,256.32
12/13/2013	217191	C & C Oilfield Services, LLC	REPLACE SEAT & TRIM	268.09
12/13/2013	217191	C & C Oilfield Services, LLC	REPLACE FILTERS	268.09
12/13/2013	217191	C & C Oilfield Services, LLC	HOOK UP PUMP	1,513.15
12/13/2013	217191	C & C Oilfield Services, LLC	INSTALL 2" KIMRAY	452.47
12/13/2013	217191	C & C Oilfield Services, LLC	REPLACE SEAT	307.30
12/13/2013	217191	C & C Oilfield Services, LLC	HOOK PUMP UP	236.10
12/13/2013	217191	C & C Oilfield Services, LLC	REPAIR LEAK IN DUMP	619.53
12/13/2013	217192	CONWAY MACKENZIE, INC.	GMX BANKRUPTCY	82,048.05
12/13/2013	217193	Capitol Corporate Services Inc	REGISTERED AGENT	600.00
12/13/2013	217194	Cintas Corporation	UNIFORMS	303.00

MOR-40

All Disbursements for the Current Reporting Month

Check Date	Check No	Vendor Name	Description	Transaction Amt on Check
12/13/2013	217195	Cox Communications, Inc.	PHONE, CABLE	1,456.91
12/13/2013	217196	Crowe & Dunlevy, P.C.	Legal fees	44,262.00
12/13/2013	217197	DAIOHS, USA Inc	COFFEE, CREAMER,	263.42
12/13/2013	217198	DELTA CONSTRUCTORS, LLC	CONNEX ADDITIONAL	457.50
12/13/2013	217198	DELTA CONSTRUCTORS, LLC	SET UP ELECTRICAL	6,954.00
12/13/2013	217198	DELTA CONSTRUCTORS, LLC	FLOW TRANSMITTER	2,470.50
12/13/2013	217198	DELTA CONSTRUCTORS, LLC	TREATER BUILDING	11,522.00
12/13/2013	217198	DELTA CONSTRUCTORS, LLC	DIG UP OIL SOAKED	2,607.75
12/13/2013	217198	DELTA CONSTRUCTORS, LLC	RUN POWER	1,326.75
12/13/2013	217199	DT Custom Designs and	REPAIR GATE TO YARD	461.00
12/13/2013	217200	Denny's Electric and Motor	P/U WON'T RUN. WENT	375.00
12/13/2013	217200	Denny's Electric and Motor	BREAKER ON	502.50
12/13/2013	217200	Denny's Electric and Motor	P/U GOING DOWN ON	670.00
12/13/2013	217201	Dianne Newman	DESK & DERRICK	30.00
12/13/2013	217202	PNC Bank C/O Heat Waves Hot	LOADED 50 BBLS	663.00
12/13/2013	217203	Dynanomics Inc.	SONIC FLUID LEVEL	685.00
12/13/2013	217204	East Texas Copy Systems, Inc.	BASRE RATE	97.49
12/13/2013	217205	Estill, Hardwick, Gable Hall	GMX BANKRUPTCY	9,746.10
12/13/2013	217206	GOFRAC, LLC	FRAC - STAGE 18	111,009.70
12/13/2013	217206	GOFRAC, LLC	FRAC - STAGE 17	123,287.45
12/13/2013	217206	GOFRAC, LLC	FRAC - STAGE 2	45,354.04
12/13/2013	217206	GOFRAC, LLC	FRAC - STAGE 16	90,922.81
12/13/2013	217206	GOFRAC, LLC	FRAC - STAGE 1	110,985.18
12/13/2013	217207	Globe Energy Services, LLC	130 BBLS SWD	312.00
12/13/2013	217207	Globe Energy Services, LLC	260 BBLS SWD	2,782.00
12/13/2013	217207	Globe Energy Services, LLC	380 BBLS SWD	912.00
12/13/2013	217207	Globe Energy Services, LLC	480 BBLS SWD	576.00

MOR-41

All Disbursements for the Current Reporting Month

Check Date	Check No	Vendor Name	Description	Transaction Amt on Check
12/13/2013	217207	Globe Energy Services, LLC	520 BBLS SWD	624.00
12/13/2013	217207	Globe Energy Services, LLC	250 BBLS SWD	300.00
12/13/2013	217207	Globe Energy Services, LLC	132 BBLS SWD	158.40
12/13/2013	217207	Globe Energy Services, LLC	PULL PIPELINE 260	405.50
12/13/2013	217207	Globe Energy Services, LLC	245 BBLS SWD	294.00
12/13/2013	217208	Industrial Electric	P/U WOULDN'T RUN.	196.53
12/13/2013	217208	Industrial Electric	REPLACE FUSE	178.77
12/13/2013	217208	Industrial Electric	REPLACE CONTROL FUSE	273.77
12/13/2013	217208	Industrial Electric	CALIBRATED PRESSURE	424.24
12/13/2013	217209	JACKSON WALKER L.L.P.	PVOG	1,049.80
12/13/2013	217210	JNS Trucking, Inc.	380 BBLS SWD	475.00
12/13/2013	217210	JNS Trucking, Inc.	HAUL WATER TO LOC	3,870.00
12/13/2013	217210	JNS Trucking, Inc.	670 BBLS SWD	837.50
12/13/2013	217210	JNS Trucking, Inc.	640 BBLS SWD	800.00
12/13/2013	217210	JNS Trucking, Inc.	990 BBLS SWD	1,237.50
12/13/2013	217210	JNS Trucking, Inc.	604 BBLS SWD	755.00
12/13/2013	217210	JNS Trucking, Inc.	1243 BBLS SWD	1,553.75
12/13/2013	217210	JNS Trucking, Inc.	715 BBLS SWD	893.75
12/13/2013	217210	JNS Trucking, Inc.	1630 BBLS SWD	4,075.00
12/13/2013	217210	JNS Trucking, Inc.	1570 BBLS SWD	1,962.50
12/13/2013	217211	James W. Tiller, Sr.	ROAD USE AGREEMENT	2,600.00
12/13/2013	217212	Jarred Witt	INK FOR GEOLOGY	710.01
12/13/2013	217212	Jarred Witt	GITHUB SOURCE CODE	50.00
12/13/2013	217213	Jefferies & Company, Inc.	Legal fees	208,459.40
12/13/2013	217214	Joel Jackson	MEALS	102.72
12/13/2013	217214	Joel Jackson	RENTAL CAR	329.10
12/13/2013	217215	L & L Engine And Compressor	Contract labor	18,650.29
12/13/2013	217216	LODI DRILLING & SERVICE CO.	130 BBLS SWD	216.20
12/13/2013	217216	LODI DRILLING & SERVICE CO.	255 BBLS SWD	579.48

MOR-42

All Disbursements for the Current Reporting Month

Check Date	Check No	Vendor Name	Description	Transaction Amt on Check
12/13/2013	217217	LONQUIST & CO., LLC	GMXR BANKRUPTCY	148,459.94
12/13/2013	217218	Looper Reed & McGraw P.C.	CASE ADMINISTRATION	1,979.60
12/13/2013	217218	Looper Reed & McGraw P.C.	COMMITTEE MEETINGS	790.00
12/13/2013	217218	Looper Reed & McGraw P.C.	EXPENSES	6,080.57
12/13/2013	217218	Looper Reed & McGraw P.C.	GENERAL	1,144.00
12/13/2013	217218	Looper Reed & McGraw P.C.	PROFESSIONAL	280.80
12/13/2013	217218	Looper Reed & McGraw P.C.	COMMUNICATIONS WITH	1,310.40
12/13/2013	217218	Looper Reed & McGraw P.C.	TAX MATTERS	184.80
12/13/2013	217218	Looper Reed & McGraw P.C.	GENERAL LITIGATION	548.00
12/13/2013	217218	Looper Reed & McGraw P.C.	20% HOLDBACK	27,778.50
12/13/2013	217218	Looper Reed & McGraw P.C.	PLAN & DISCLOSURE	7,043.60
12/13/2013	217218	Looper Reed & McGraw P.C.	20% HOLDBACK	42,893.80
12/13/2013	217219	M & L Septic Services, LLC	SERVICE CONTRACT	350.00
12/13/2013	217220	McJunkin Red Man Corporation	HAND HELD WIRE	230.02
12/13/2013	217221	McKENZIE COUNTY COURTHOUSE	RECORDING FEES	28.00
12/13/2013	217222	Mclain-Chitwood Office Prods	OFFICE SUPPLIES	294.58
12/13/2013	217223	Mike Rohleder	Monthly dues	824.84
12/13/2013	217223	Mike Rohleder	MEAL	69.98
12/13/2013	217224	Music Mountain Water Co.	BOTTLED WATER	22.73
12/13/2013	217225	QUINN PUMPS NORTH DAKOTA, INC.	HOLE IN TUBING.	2,383.86
12/13/2013	217225	QUINN PUMPS NORTH DAKOTA, INC.	BARREL MIC'D	3,065.18
12/13/2013	217225	QUINN PUMPS NORTH DAKOTA, INC.	BUILT QD-2612	7,551.55
12/13/2013	217225	QUINN PUMPS NORTH DAKOTA, INC.	BUILT PUMP QD-2580	6,281.68
12/13/2013	217225	QUINN PUMPS NORTH DAKOTA, INC.	DROP VALVE REPAIR	795.93

MOR-43

All Disbursements for the Current Reporting Month

Check Date	Check No	Vendor Name	Description	Transaction Amt on Check
12/13/2013	217226	RACHEL KRETCHMAR	Contract Labor	832.50
12/13/2013	217227	WHITE OWL PUMPING	PUMPER NOV 2013	8,500.00
12/13/2013	217227	WHITE OWL PUMPING	SUPERVISION 11/25-30	6,000.00
12/13/2013	217227	WHITE OWL PUMPING	SUPERVISION 11/22-24	3,000.00
12/13/2013	217227	WHITE OWL PUMPING	SUPERVISION 11/05	1,000.00
12/13/2013	217227	WHITE OWL PUMPING	SUPERVISION 11/06	1,000.00
12/13/2013	217227	WHITE OWL PUMPING	SUPERVISION 11/07	1,000.00
12/13/2013	217227	WHITE OWL PUMPING	SUPERVISION 11/11	1,000.00
12/13/2013	217228	ALLIED WASTE SERVICES #070	WASTE REMOVAL	305.94
12/13/2013	217229	Rollie G. Farris	11/04-12/01	8,850.00
12/13/2013	217230	Roughrider Electric	10/31-11/30	1,980.02
12/13/2013	217230	Roughrider Electric	10/30-11/29	1,972.80
12/13/2013	217231	S&K Stack Testing Inc	PRODUCTION CASING	4,650.00
12/13/2013	217232	SBG GRASSY BUTTE LLC	HAUL PRODUCTION	3,396.00
12/13/2013	217233	SBG GREEN RIVER, LLC	HAUL PRODUCTION	600.75
12/13/2013	217234	Shred-It USA - Denver	SHREDDING	81.13
12/13/2013	217235	Solium Capital LLC	SELF-SERVE PRIMARY	1,148.42
12/13/2013	217235	Solium Capital LLC	SELF-SERV PRIMARY	1,148.42
12/13/2013	217236	Sullivan Land Resources, Inc.	BROKERS FEES	1,730.78
12/13/2013	217236	Sullivan Land Resources, Inc.	BROKER FEES 11/1-15	2,246.57
12/13/2013	217237	Tammy B. Rodgers	FLAGE, LARKIN	71.00
12/13/2013	217238	Thomson Reuters (Tax &	ONESOURCE IT	9,018.78
12/13/2013	217239	Toledo Automotive Supply, Inc.	BATTERY	167.71
12/13/2013	217239	Toledo Automotive Supply, Inc.	BATTERY	303.67
12/13/2013	217240	Torch Wireline, LLC	STANDBY TIME	4,400.00
12/13/2013	217241	Tres Management Inc.	ENGINEERING SERVICES	13,636.67
12/13/2013	217242	United Parcel Service, Inc.	POSTAGE	129.67
12/13/2013	217243	Verizon Wireless	CELL PHONES	1,580.59

MOR-44

All Disbursements for the Current Reporting Month

Check Date	Check No	Vendor Name	Description	Transaction Amt on Check
12/13/2013	217244	Victoria Foster	Office supplies	21.00
12/13/2013	217244	Victoria Foster	PETROLEUM LAND MGMT	525.00
12/13/2013	217245	Wellsight Systems, Inc.	LOG MANAGER ANNUAL	500.00
12/13/2013	217246	Westel, Inc.	LONG DISTANCE	38.17
12/13/2013	217247	XTREME PUMP & SUPPLY, LP	2 1/2" X 1 1/4" X	6,344.37
12/20/2013	217248	1SOURCE INTERNATIONAL, LLC	CONFERENCE CALLS	40.08
12/20/2013	217249	AT&T Corp	12/05-01/04	5,170.86
12/20/2013	217249	AT&T Corp	MPLS PNT SERVICES	2,953.22
12/20/2013	217250	AT&T Mobility II, LLC	CELL PHONES	2,107.21
12/20/2013	217251	Andrews Kurth, LLP	GMX BANKRUPTCY	421,219.25
12/20/2013	217252	B&B HOT OIL SERVICE	FILL & TEST	1,065.00
12/20/2013	217252	B&B HOT OIL SERVICE	PUMP 120 BBLS F/W	966.00
12/20/2013	217252	B&B HOT OIL SERVICE	15 BBLS S/W @ 180	627.00
12/20/2013	217252	B&B HOT OIL SERVICE	PUMP 20 BBLS F/W @	1,317.00
12/20/2013	217253	BDR WELL SERVICE, LLC	W/O RIG 11/04-7	21,557.00
12/20/2013	217254	Baxter Hot Oil Service, Inc.	HEATED 50 BBLS	884.58
12/20/2013	217254	Baxter Hot Oil Service, Inc.	HEATED 40 BBLS	848.57
12/20/2013	217255	Bowie Cass Electric	ELECTRIC 11/04-12/04	564.83
12/20/2013	217256	Brian Pollman	ANNUAL RENEWAL OF NDIC SUBSCRIPTION	175.00
12/20/2013	217257	C & C Oilfield Services, LLC	PUMPER 10/21-11/1	3,377.40
12/20/2013	217258	C & D OILFIELD SERVICES, INC.	WEED SPRAYING	3,292.50
12/20/2013	217259	CANTOR FITZGERALD SECURITIES	MONTHLY AGENCY FEE	7,500.00
12/20/2013	217260	Canon Financial Services, Inc.	GRAPHICS EQUIPMENT	268.46
12/20/2013	217261	Champion Technologies, Inc.	TREAT WELL	9,870.34
12/20/2013	217262	Chapter 13 Office	GARNISHMENT	808.62
12/20/2013	217263	Cheryl Dickerson	Office supplies	11.49

MOR-45

All Disbursements for the Current Reporting Month

Check Date	Check No	Vendor Name	Description	Transaction Amt on Check
12/20/2013	217263	Cheryl Dickerson	COFFEE	59.06
12/20/2013	217264	Cintas Corporation	UNIFORMS & FLOOR	303.00
12/20/2013	217265	Danlin Industries Corporation	SCAVENGER W/ SCALE	7,011.97
12/20/2013	217266	Denny's Electric and Motor	P/U SHOWS VFD	2,908.50
12/20/2013	217267	Flow-Zone LLC	XL NITRILE GLOVES	29.39
12/20/2013	217267	Flow-Zone LLC	6 SHRINK SLEEVE	292.92
12/20/2013	217267	Flow-Zone LLC	2 X 6 3000#	25.18
12/20/2013	217267	Flow-Zone LLC	1/4 QUICK BLEED ASSY	97.43
12/20/2013	217268	GLEN IVEY INC	VEHICLE	1,095.49
12/20/2013	217269	Gerry Dean Cadenhead Fletcher	ANNUAL RENTAL	100.00
12/20/2013	217270	Globe Energy Services, LLC	100 BBLS SWD	120.00
12/20/2013	217270	Globe Energy Services, LLC	110 BBLS SWD	132.00
12/20/2013	217270	Globe Energy Services, LLC	130 BBLS SWD	2,808.00
12/20/2013	217270	Globe Energy Services, LLC	260 BBLS SWD	312.00
12/20/2013	217270	Globe Energy Services, LLC	390 BBLS SWD	936.00
12/20/2013	217270	Globe Energy Services, LLC	150 BBLS SWD	380.00
12/20/2013	217270	Globe Energy Services, LLC	CLEAN UP SPILL	781.75
12/20/2013	217270	Globe Energy Services, LLC	101 BBLS SWD	121.20
12/20/2013	217271	Independent Petroleum	IPAA DUES -	4,000.00
12/20/2013	217272	J-W Measurement Company	CALIBRATION	1,648.35
12/20/2013	217272	J-W Measurement Company	CALIBRATION & PLATE	1,032.40
12/20/2013	217273	James Harold Cadenhead	ANNUAL RENTAL	100.00
12/20/2013	217274	James Oil Well Service, Inc.	HAUL PAYLOADER	300.00
12/20/2013	217274	James Oil Well Service, Inc.	PICK UP TRASH	550.63
12/20/2013	217275	L & L Engine And Compressor	CONERY FLOAT SWITCH	141.81
12/20/2013	217276	LODI DRILLING & SERVICE CO.	130 BBLS SWD	217.20
12/20/2013	217276	LODI DRILLING & SERVICE CO.	260 BBLS SWD	434.40

MOR-46

All Disbursements for the Current Reporting Month

Check Date	Check No	Vendor Name	Description	Transaction Amt on Check
12/20/2013	217277	Lauren Stone	MEALS	217.58
12/20/2013	217278	MCKENZIE ELECTRIC	10/31-11/30	4,604.90
12/20/2013	217279	Michael L. Young	ANNUAL REPORT FEES	102.00
12/20/2013	217280	Nick A. Sommer	Contract Geologist	13,777.50
12/20/2013	217281	Penn Virginia Oil & Gas, LP	10/13 PENN VIRGINIA	1,754.26
12/20/2013	217282	Phillip L. Lakin	3D INTERPRETATION -	8,925.00
12/20/2013	217283	Pitney Bowes Global Financial	POSTAGE MACHINE	155.85
12/20/2013	217284	QUINN PUMPS NORTH DAKOTA, INC.	2-7/8" 8RD L80	2,040.97
12/20/2013	217285	RPM COMPLETIONS LLC	WELLSITE	10,284.20
12/20/2013	217286	SBG GRASSY BUTTE LLC	HAUL PRODUCTION	3,701.25
12/20/2013	217287	SBG GREEN RIVER, LLC	HAUL PRODUCTION	927.75
12/20/2013	217288	SHI International Corp	BACKUP EXEC 2012	2,175.32
12/20/2013	217289	Shred-It USA - Denver	SHREDDING	81.13
12/20/2013	217290	Slawson Exploration Co., Inc.	COMPANY SUPERVISION	42.44
12/20/2013	217290	Slawson Exploration Co., Inc.	CONTRACT LABOR	169.62
12/20/2013	217290	Slawson Exploration Co., Inc.	ENGR & TECH SERVICES	5.06
12/20/2013	217290	Slawson Exploration Co., Inc.	EQUIPMENT RENTAL	131.25
12/20/2013	217290	Slawson Exploration Co., Inc.	INSURANCE	5.33
12/20/2013	217290	Slawson Exploration Co., Inc.	OVERHEAD	284.88
12/20/2013	217290	Slawson Exploration Co., Inc.	PUMPER	250.00
12/20/2013	217290	Slawson Exploration Co., Inc.	SWD	1,090.31
12/20/2013	217290	Slawson Exploration Co., Inc.	DRILL STRING RENTAL	13,900.62
12/20/2013	217291	Sullivan Land Resources, Inc.	ETHYL	2,820.00
12/20/2013	217291	Sullivan Land Resources, Inc.	RON CARSON -	1,333.33
12/20/2013	217292	Thomson Reuters (Tax &	WEBCAST, OIL & GAS	1,400.00
12/20/2013	217293	Toledo Automotive Supply, Inc.	REMAN ALTERNATOR	57.40
12/20/2013	217294	Tres Management Inc.	ENGINEERING	3,811.72

MOR-47

All Disbursements for the Current Reporting Month

Check Date	Check No	Vendor Name	Description	Transaction Amt on Check
12/20/2013	217295	United Parcel Service, Inc.	POSTAGE	166.99
12/20/2013	217296	GE Capital	COPIERS & PRINTERS	7,425.69
12/20/2013	217297	Walker Companies	NOTARY RENEWAL	108.50
12/31/2013	217340	METLIFE INSURANCE COMPANY	METLIFE INSURANCE	4,884.26
12/27/2013	217298	AT&T Corp	PHONE SERVICE FOR	599.94
12/27/2013	217298	AT&T Corp	12/13-01/12	82.12
12/27/2013	217299	Ark-la-tex Electric, Inc.	MOVE LIGHT FROM	1,128.38
12/27/2013	217299	Ark-la-tex Electric, Inc.	REPLACE NITE LIGHT,	1,048.75
12/27/2013	217299	Ark-la-tex Electric, Inc.	REPAIR LIGHTS	470.90
12/27/2013	217300	Brian Pollman	IPAD CASES	622.50
12/27/2013	217301	Champion Technologies, Inc.	GYPTRON & BACTRON	512.25
12/27/2013	217302	Clements Fluids Henderson, Ltd	LIQUID MUD	21,368.56
12/27/2013	217303	Computershare, Inc.	MAINT/EXPENSES	855.60
12/27/2013	217304	Cox Communications, Inc.	CABLE 12/04-01/03	93.75
12/27/2013	217305	DAIOHS, USA Inc	COFFEE, CREAMER,	241.37
12/27/2013	217306	Elynx Technologies, LLC	TFIO COMM INTERFACE	1,224.60
12/27/2013	217306	Elynx Technologies, LLC	MONITORING NOV 2013	2,214.60
12/27/2013	217307	FT. BERTHOLD SERVICES TRUCKING	HAUL F/W TO LOC	23,242.40
12/27/2013	217307	FT. BERTHOLD SERVICES TRUCKING	HAUL FLOWBACK TO	16,819.80
12/27/2013	217307	FT. BERTHOLD SERVICES TRUCKING	REMOVE WATER FROM	187.50
12/27/2013	217307	FT. BERTHOLD SERVICES TRUCKING	SUCK LINES DRY	250.00
12/27/2013	217307	FT. BERTHOLD SERVICES TRUCKING	SUCK OUT LINES AND	375.00
12/27/2013	217307	FT. BERTHOLD SERVICES TRUCKING	TRANSFER F/W ON LOC	562.50
12/27/2013	217307	FT. BERTHOLD SERVICES TRUCKING	WATER TRANSFER ON	625.00
12/27/2013	217307	FT. BERTHOLD SERVICES TRUCKING	HAUL DIRTY WATER TO	500.00
12/27/2013	217308	Flow-Zone LLC	BRAKE CLEANER	52.52
12/27/2013	217308	Flow-Zone LLC	1/2 TEFLON TAPE	36.02
12/27/2013	217308	Flow-Zone LLC	1 TEFLON TAPE	18.01
12/27/2013	217308	Flow-Zone LLC	2 KIMRAY TRIMSET	649.76

MOR-48

All Disbursements for the Current Reporting Month

Check Date	Check No	Vendor Name	Description	Transaction Amt on Check
12/27/2013	217308	Flow-Zone LLC	O'RING FOR INLINE	72.91
12/27/2013	217308	Flow-Zone LLC	ELECTRICAL TAPE	28.49
12/27/2013	217308	Flow-Zone LLC	2 TRIMSET W/ 5/8 IV	647.66
12/27/2013	217308	Flow-Zone LLC	1/2 X 1/2 6000#	308.19
12/27/2013	217308	Flow-Zone LLC	1/2 2000# FS TEE	47.81
12/27/2013	217308	Flow-Zone LLC	1 X 6 XH NIPPLE	62.21
12/27/2013	217308	Flow-Zone LLC	1 X 4 XH NIPPLE	41.52
12/27/2013	217308	Flow-Zone LLC	1 X 2 XH NIPPLE	35.62
12/27/2013	217308	Flow-Zone LLC	STRAINER REPL.	378.18
12/27/2013	217308	Flow-Zone LLC	CLEAR SILICONE	69.42
12/27/2013	217309	GLOBAL ENERGY SERVICES, LLC	TEST TUBING	20,818.00
12/27/2013	217310	GOFRAC, LLC	FRAC - STAGE 16	190,331.91
12/27/2013	217310	GOFRAC, LLC	FRAC STAGE 9	120,793.40
12/27/2013	217310	GOFRAC, LLC	FRAC STAGE 12	115,897.81
12/27/2013	217310	GOFRAC, LLC	FRAC STAGE 11	119,537.96
12/27/2013	217310	GOFRAC, LLC	FRAC STAGE 10	121,786.52
12/27/2013	217310	GOFRAC, LLC	FRAC STAGE 8	116,810.43
12/27/2013	217310	GOFRAC, LLC	FRAC STAGE 7	211,784.37
12/27/2013	217310	GOFRAC, LLC	FRAC STAGE 6	112,288.90
12/27/2013	217310	GOFRAC, LLC	FRAC STAGE 5	96,157.59
12/27/2013	217310	GOFRAC, LLC	FRAC STAGE 4	113,317.90
12/27/2013	217310	GOFRAC, LLC	FRAC STAGE 3	145,164.17
12/27/2013	217310	GOFRAC, LLC	FRAC - STAGE 15	107,262.55
12/27/2013	217310	GOFRAC, LLC	FRAC - STAGE 14	111,278.11
12/27/2013	217310	GOFRAC, LLC	FRAC - STAGE 13	117,542.27
12/27/2013	217311	HIGHLANDS RANCH SELF STORAGE	Monthly rent	162.00
12/27/2013	217312	IHS Global Inc.	WEB DIGITAL IMAGES	135.00
12/27/2013	217313	Industrial Electric	P/U WOULD START	237.50
12/27/2013	217314	JNS Trucking, Inc.	180 BBLS SWD	450.00
12/27/2013	217314	JNS Trucking, Inc.	280 BBLS SWD	350.00
12/27/2013	217314	JNS Trucking, Inc.	970 BBLS SWD	1,212.50
12/27/2013	217314	JNS Trucking, Inc.	HAUL F/W TO LOC	4,430.00
12/27/2013	217314	JNS Trucking, Inc.	HAUL PRODUCTION	810.00
12/27/2013	217314	JNS Trucking, Inc.	HAUL WATER TO LOC	760.00
12/27/2013	217314	JNS Trucking, Inc.	500 BBLS SWD	625.00
12/27/2013	217314	JNS Trucking, Inc.	REMOVE WATER	240.00
12/27/2013	217314	JNS Trucking, Inc.	320 BBLS SWD	400.00
12/27/2013	217314	JNS Trucking, Inc.	160 BBLS SWD	200.00

MOR-49

All Disbursements for the Current Reporting Month

Check Date	Check No	Vendor Name	Description	Transaction Amt on Check
12/27/2013	217314	JNS Trucking, Inc.	360 BBLS SWD	900.00
12/27/2013	217314	JNS Trucking, Inc.	340 BBLS SWD	1,275.00
12/27/2013	217314	JNS Trucking, Inc.	270 BBLS SWD	675.00
12/27/2013	217314	JNS Trucking, Inc.	440 BBLS SWD	550.00
12/27/2013	217314	JNS Trucking, Inc.	490 BBLS SWD	612.50
12/27/2013	217314	JNS Trucking, Inc.	90 BBLS SWD	112.50
12/27/2013	217314	JNS Trucking, Inc.	HAUL FLOWBACK	900.00
12/27/2013	217314	JNS Trucking, Inc.	712 BBLS SWD	890.00
12/27/2013	217314	JNS Trucking, Inc.	400 BBLS SWD	500.00
12/27/2013	217314	JNS Trucking, Inc.	MAINTAIN CELLAR,	1,963.75
12/27/2013	217314	JNS Trucking, Inc.	WASH OUT TRAILER	2,070.00
12/27/2013	217314	JNS Trucking, Inc.	MAINTAIN WELL	6,320.00
12/27/2013	217314	JNS Trucking, Inc.	HAUL PRODUCTION	4,290.00
12/27/2013	217315	JOHNNY R. MCNEELY	PUMPER	2,040.00
12/27/2013	217316	James P. Hill Distributor Inc.	CHV HDAX 5200 LA 40	2,135.86
12/27/2013	217317	Jerry M. Cluck	ANSWERNG SERVICE	162.38
12/27/2013	217318	LODI DRILLING & SERVICE CO.	130 BBLS SWD	651.60
12/27/2013	217319	Lee Graphics, Inc.	WHITE LOG PAPER	546.66
12/27/2013	217320	MLB Consulting, LLC	CONSULTING 11/22-24	4,524.25
12/27/2013	217320	MLB Consulting, LLC	11/22-11/24	300.00
12/27/2013	217321	Michael L. Young	MILEAGE	122.10
12/27/2013	217321	Michael L. Young	OK CPA LICENSE	151.00
12/27/2013	217321	Michael L. Young	OSCPA CPE BLOWOUT	250.00
12/27/2013	217322	Monkota Disposal Inc.	HAUL FLOWBACK	16,617.20
12/27/2013	217323	NORTH COUNTRY OIL	SUCK UP WATER	4,200.00
12/27/2013	217324	Oklahoma County Treasurer	2013 TAXES	25,740.24
12/27/2013	217325	Piracle, Inc.	CREATE-A-CHECK 11	1,149.00
12/27/2013	217326	RPM COMPLETIONS LLC	WELLSITE	87,514.68
12/27/2013	217327	Randy Williams	SODA POP	211.09
12/27/2013	217328	Reddog Systems, Inc.	JIBLINK SERVICES	97.00
12/27/2013	217329	SANDLER O'NEILL & PARTNERS LP	GMX BANKRUPTCY	102,400.51
12/27/2013	217330	SBG GRASSY BUTTE LLC	HAUL PRODUCTION	3,617.25
12/27/2013	217331	SBG GREEN RIVER, LLC	HAUL PRODUCTION	1,017.50
12/27/2013	217332	SHI International Corp	BACKUP EXEC 2012	1,265.76
12/27/2013	217333	Shred-It USA - Denver	SHREDDING	81.13

MOR-50

All Disbursements for the Current Reporting Month

Check Date	Check No	Vendor Name	Description	Transaction Amt on Check
12/27/2013	217334	South Gateway Tire Co. Inc.	VEHICLE	1,687.41
12/27/2013	217335	Talon Tools & Testing LP	SCARPER, ROCK BIT,	6,798.55
12/27/2013	217336	Tres Management Inc.	ENGINEERING	8,879.06
12/27/2013	217337	U.S. Bank	Legal fees	9,593.00
12/27/2013	217338	United Parcel Service, Inc.	POSTAGE	263.04
12/27/2013	217339	Welltec, Inc.	WIRELINE - STANDBY	3,544.00
12/3/2013	WT2469	Baker Hughes Oilfield Operatio	SALE OF 43A2 WG	29,338.00
12/3/2013	WT2470	Casedhole Solutions, Inc.	FRAC	297,505.13
12/3/2013	WT2471	Nationwide Trust Company	401(k) - EE	13,677.08
12/3/2013	WT2471	Nationwide Trust Company	401(k) - ER	7,043.04
12/3/2013	WT2471	Nationwide Trust Company	401(k) - LOANS	911.96
12/3/2013	WT2472	Nationwide Trust Company	401(k) - EE	1,759.99
12/3/2013	WT2472	Nationwide Trust Company	401(k) - ER	1,395.37
12/3/2013	WT2472	Nationwide Trust Company	401(k) - LOANS	177.35
12/6/2013	WT2473	Endeavor Pipeline Inc.	FROM GMX TO EPL	90,749.00
12/6/2013	WT2474	Endeavor Pipeline Inc.	FROM GMX TO EPL	721,239.00
12/6/2013	WT2475	East Texas Exploration, LLC	OCT 2013 SKIM OIL	71,885.52
12/5/2013	WT2484	Blue Cross and Blue Shield	Health Insurance	43,376.11
12/5/2013	WT2485	Blue Cross and Blue Shield	Health Insurance	808.59
12/10/2013	WT2486	Delta Dental Of Oklahoma	DEC 2013 - DENTAL	5,533.60
12/10/2013	WT2487	Vision Services Plan, Inc.	DEC 2013 - EYE	735.30
12/11/2013	WT2488	The Lincoln National Life	DEC 2013 - LIFE	4,836.44
12/11/2013	WT2489	AFLAC, Inc.	DEC 2013 -	3,443.61
12/11/2013	WT2490	George S. Newton & Assoc., Inc	Funding of flex spending	1,205.84
12/12/2013	WT2491	Paylocity	12/13/13 PAYROLL -	59,354.11
12/12/2013	WT2492	Paylocity	12/13/13 PAYROLL -	131,818.67
12/10/2013	WT2493	Key Energy Services, Inc.	FRAC STACK RENTAL	33,089.00

MOR-51

All Disbursements for the Current Reporting Month

Check Date	Check No	Vendor Name	Description	Transaction Amt on Check
12/10/2013	WT2494	Missouri Valley Petroleum	DIESEL PURCHASE	54,482.83
12/13/2013	WT2495	Ameriflex Business Solutions	COBRA ADMIN FEES	81.40
12/17/2013	WT2497	Nationwide Trust Company	401(k) - EE	13,371.35
12/17/2013	WT2497	Nationwide Trust Company	401(k) - ER	6,452.41
12/17/2013	WT2497	Nationwide Trust Company	401(k) - LOANS	524.73
12/17/2013	WT2498	Nationwide Trust Company	401(k) - EE	1,553.67
12/17/2013	WT2498	Nationwide Trust Company	401(k) - ER	1,189.05
12/17/2013	WT2498	Nationwide Trust Company	401(k) - LOANS	177.35
12/18/2013	WT2499	Texas State Comptroller	SEVERANCE TAXES -	1,516.84
12/20/2013	WT2501	Capital One Bank, NA Trustee	ANALYSIS SERVICE	1,231.62
12/20/2013	WT2506	Baker Hughes Oilfield Operatio	2X COMPOSITE BRIDGE	11,201.30
12/20/2013	WT2507	Paylocity	12/27/13 PAYROLL -	52,136.87
12/20/2013	WT2508	Paylocity	12/27/13 PAYROLL -	125,745.04
12/20/2013	WT2509	Casedhole Solutions, Inc.	FRAC	127,000.00
12/24/2013	WT2510	George S. Newton & Assoc., Inc	Funding of flex spending	2,520.02
12/30/2013	WT2511	Cameron International Group	TUBING HANGER	9,049.00
12/30/2013	WT2512	Baker Hughes Oilfield Operatio	TEMPRESS HYDROPULL,	59,621.49
12/31/2013	WT2513	CANTOR FITZGERALD SECURITIES	MONTHLY AGENCY FEE	7,500.00
12/31/2013	WT2514	CANTOR FITZGERALD SECURITIES	DIP Interest	213,333.33
12/31/2013	WT2514	CANTOR FITZGERALD SECURITIES	DIP Interest	320,000.00
12/31/2013	WT2515	Nationwide Trust Company	401(k) - EE	11,345.88
12/31/2013	WT2515	Nationwide Trust Company	401(k) - ER	5,686.84
12/31/2013	WT2515	Nationwide Trust Company	401(k) - LOANS	524.73
12/31/2013	WT2516	Nationwide Trust Company	401(k) - EE	1,554.73

MOR-52

All Disbursements for the Current Reporting Month

Check Date	Check No	Vendor Name	Description	Transaction Amt on Check
12/31/2013	WT2516	Nationwide Trust Company	401(k) - ER	1,104.32
12/31/2013	WT2516	Nationwide Trust Company	401(k) - LOANS	177.35
12/31/2013	WT2520	Endeavor Gas Gathering	TRANSFER TO EGG	103,865.11
12/15/2013	Wire	Texas State Comptroller	Royalty Payment	1,277.50
12/16/2013	See list below	Revenue Check Run	3rd party Revenue Payments	$877,008.00
				$8,480,728.83

Revenue Checks Paid to royalty and working interest owners for the Current Reporting Month
PAYEE	DATE	NUMBER	AMOUNT
Caren Harvey Prothro	12/15/2013	548626	$412.62
Thomas C. Brown	12/15/2013	548627	9.83
Amy G. Key aka Amy Key Keith	12/15/2013	548628	219.8
BG US Production Company, LLC	12/15/2013	548629	3,496.18
Whiting Oil and Gas Corporatn	12/15/2013	548630	13,733.64
Marvin J. Masset	12/15/2013	548631	368.55
Peter Masset	12/15/2013	548632	368.55
MBI Oil & Gas, LLC	12/15/2013	548633	4,256.18
(Mary) Joyce V. Wainwright	12/15/2013	547684	4,385.32
ABO Petroleum Corporation	12/15/2013	547685	11,940.88
Adam Wayne Verhalen	12/15/2013	547686	143.33
Agnes M. Verhalen	12/15/2013	547687	2,922.15
Albert G. Metcalfe, III	12/15/2013	547688	60.72
Alisa Dixon Prelow	12/15/2013	547689	52.45
Andre D. Tamplin	12/15/2013	547690	182.15
Andrea J. McAfee	12/15/2013	547691	51.4
Andrew L. Beyer	12/15/2013	547692	227.02
Anita L. Green	12/15/2013	547693	56.48
Ann E. Rucker	12/15/2013	547694	1,138.65
Annette Green	12/15/2013	547695	56.48
Annie K. Howard	12/15/2013	547696	80.48
Anthony Green	12/15/2013	547697	56.48
Arkoma Bakken, LLC	12/15/2013	547698	4,784.78
Arthur Cooks	12/15/2013	547699	50.25
Arza Turner	12/15/2013	547700	64.22
Ashley Bowens	12/15/2013	547701	59.35
Atkins Minerals, LLC	12/15/2013	547702	1,041.11

MOR-53

All Disbursements for the Current Reporting Month

Revenue Checks Paid to royalty and working interest owners for the Current Reporting Month
PAYEE	DATE	NUMBER	AMOUNT
Atkins, Ltd. LLC	12/15/2013	547703	5,121.32
Augusta Evelyn Turner	12/15/2013	547704	64.22
Avril Hampton-Zermeno	12/15/2013	547705	58.96
Babbit Family Partnership, Ltd	12/15/2013	547706	11,007.86
Barbara L. Verhalen Appleby	12/15/2013	547707	4,385.31
Barnell Marks	12/15/2013	547708	67.09
Bennie Jean McGee Collins	12/15/2013	547709	54.01
Betty Verhalen	12/15/2013	547710	4,670.12
Beverly James Smith	12/15/2013	547711	67.09
Big Sky Mineral Trust	12/15/2013	547712	68.32
Billy John McCarty & Ramona	12/15/2013	547713	150.55
Brenda Bradshaw	12/15/2013	547714	67.09
Brenda J. Veasley	12/15/2013	547715	80.48
Carla Renee Jacobs	12/15/2013	547716	57.48
Carlos Wayne Cullom	12/15/2013	547717	60.65
Carolyn E. Moore	12/15/2013	547718	61.31
Carolyn Verhalen	12/15/2013	547719	379.79
Charles Applewhite	12/15/2013	547720	50.49
Cheryl N. McAfee	12/15/2013	547721	51.40
China Galland aka	12/15/2013	547722	417.73
Chris T. Bohnet	12/15/2013	547723	61.48
Christopher Lance Walters	12/15/2013	547724	417.73
Clark Nolan Turney And	12/15/2013	547725	3,790.84
Clear Fork Royalty II, LP	12/15/2013	547726	824.49
Clorette Green	12/15/2013	547727	56.48
Collins C. Diboll Pvt. Fndn.	12/15/2013	547728	8,044.71
Corey Alexander	12/15/2013	547729	58.37
Cynthia A. Tamplin	12/15/2013	547730	182.16
D.J. Stuber Land & Royalty Tr	12/15/2013	547731	230.93
Dale Lawrence Harvey	12/15/2013	547732	412.64
Dan Niendorff	12/15/2013	547733	54.12
Dearl Rayford Moore	12/15/2013	547734	60.65
Diane Verhalen	12/15/2013	547735	143.34
Divide Resources, L.L.C.	12/15/2013	547736	54.06
Dolores George Lavigne	12/15/2013	547737	4,112.68
Dunver Limited Partnership	12/15/2013	547738	2,149.68
Dwayne Cross	12/15/2013	547739	66.79
E. Jessie Howard	12/15/2013	547740	67.09
Eda J. Turner	12/15/2013	547741	56.62

MOR-54

All Disbursements for the Current Reporting Month

Revenue Checks Paid to royalty and working interest owners for the Current Reporting Month
PAYEE	DATE	NUMBER	AMOUNT
Eddie Williams	12/15/2013	547742	57.48
Edna Louise Bell	12/15/2013	547743	60.65
Elfrida Scott	12/15/2013	547744	54.92
Elizabeth Allums Widhalm	12/15/2013	547745	78.37
Elmer Howard, Jr.	12/15/2013	547746	80.48
Elvin Leon Moore	12/15/2013	547747	60.65
Emerald Oil, Inc.	12/15/2013	547748	55.01
Eric S. Tamplin Woodberry	12/15/2013	547749	182.12
Ernest F. Smith Test. Trust	12/15/2013	547750	372.44
Ernest Marshall, Trustee	12/15/2013	547751	52.38
Eugene B. Harvey Jr.	12/15/2013	547752	412.89
Eva B. Washington	12/15/2013	547753	67.84
Faison Heathman Smith IV	12/15/2013	547754	578.12
Faye Barnes	12/15/2013	547755	76.82
Fleischaker Mineral Company,	12/15/2013	547756	53.9
Flora Jones	12/15/2013	547757	53.59
Frankie Crawford	12/15/2013	547758	51
Freedom Pacific Trust	12/15/2013	547759	64.4
Gayle Yvonne Riggs And	12/15/2013	547760	3,790.82
Generations Partnership	12/15/2013	547761	8,465.03
Georgia Sealey Dcsd, U/W, for	12/15/2013	547762	52.38
Gerri Calvin	12/15/2013	547763	78.67
Good Shepherds Royalty Trust	12/15/2013	547764	230.59
Grace Ann Gryder	12/15/2013	547765	57.62
Gretchen Niendorff	12/15/2013	547766	57.98
Harry R. Freyer	12/15/2013	547767	956.57
Hearese Moore	12/15/2013	547768	55.94
Helen McGee	12/15/2013	547769	54.01
Henry Hunsicker Family, LLC	12/15/2013	547770	429.93
Herbert Moore, Sr.	12/15/2013	547771	70.86
Holly Beyersmith	12/15/2013	547772	227.02
J. Tracy Fults, Trustee	12/15/2013	547773	3,295.8
J. W. McCarty	12/15/2013	547774	52.37
JD Minerals	12/15/2013	547775	63.34
Jade A. Washington	12/15/2013	547776	58.6
Jalan Jamon Washington	12/15/2013	547777	58.6
James B. Haynes, Jr.	12/15/2013	547778	2,055.47
James Ford Harvey	12/15/2013	547779	412.87
James Howard Turner	12/15/2013	547780	64.22

MOR-55

All Disbursements for the Current Reporting Month

Revenue Checks Paid to royalty and working interest owners for the Current Reporting Month
PAYEE	DATE	NUMBER	AMOUNT
Jane D. Harvey Parker	12/15/2013	547781	412.63
Janet Vinson	12/15/2013	547782	78.65
Jason D. Washington	12/15/2013	547783	58.6
Jean Arthur Butler	12/15/2013	547784	53.57
Jennifer E. Hasdorff	12/15/2013	547785	58.96
Jennifer M. Jeffers	12/15/2013	547786	556.56
Jenny V. Stinson	12/15/2013	547787	872.83
Jerline Jacobs	12/15/2013	547788	57.48
Jerry E. Howard	12/15/2013	547789	80.48
Jimmie Williams	12/15/2013	547790	63.45
Jo Ann Green McKenzie	12/15/2013	547791	56.48
JoAnn A. Lane	12/15/2013	547792	58.50
Joe Black III	12/15/2013	547793	62.25
John A. Tamplin	12/15/2013	547794	182.2
John B. Verhalen	12/15/2013	547795	1,138.65
John Humphrey	12/15/2013	547796	76.82
John L. Beyer, III	12/15/2013	547797	227.02
John M. Hasdorff	12/15/2013	547798	58.96
John Mark Blocker	12/15/2013	547799	506.36
John Stewart Harvey	12/15/2013	547800	412.63
John and Louise Dutchuk	12/15/2013	547801	1,420.64
Johnetta Butler Johnson	12/15/2013	547802	59.6
Johnny V. Tamplin, Jr.	12/15/2013	547803	182.15
Jon C. Black	12/15/2013	547804	62.25
Jose O. Perez and wife,	12/15/2013	547805	57.79
Joyce Marie Thompson Living Tr	12/15/2013	547806	153.25
Julie K. Hasdorff	12/15/2013	547807	58.96
Justin James Washington	12/15/2013	547808	58.6
Karen Scott Barner	12/15/2013	547809	67.89
Katherine Rae Verhalen Maun	12/15/2013	547810	2,192.65
Kay Kathryn McGee	12/15/2013	547811	54.01
Keila Glenn	12/15/2013	547812	57.48
Kenneth McGee	12/15/2013	547813	54.01
Kenneth Williams	12/15/2013	547814	57.48
Kerry L. & Rita D. Trimby	12/15/2013	547815	1,566.31
Kimberly Hughes Garen	12/15/2013	547816	110.78
Kitty McGee	12/15/2013	547817	54.01
Knapp Oil Corporation	12/15/2013	547818	520.46
Kodiak Oil & Gas (USA) Inc.	12/15/2013	547819	16,281.43

MOR-56

All Disbursements for the Current Reporting Month

Revenue Checks Paid to royalty and working interest owners for the Current Reporting Month
PAYEE	DATE	NUMBER	AMOUNT
La Tonya R. Culton	12/15/2013	547820	50.49
LaDonna Sue Cullom	12/15/2013	547821	60.65
Laura Ann Holman And	12/15/2013	547822	3,790.83
Laurie H. Pursley	12/15/2013	547823	58.96
Linda Kay Turner	12/15/2013	547824	64.22
Linda Kinsey	12/15/2013	547825	78.67
Lisa M. Farnham	12/15/2013	547826	61.48
Lochridge Minerals LLC	12/15/2013	547827	3,524.28
Long Properties Trust	12/15/2013	547828	16,451.2
Louis Dorfman	12/15/2013	547829	98.89
Louis Taylor	12/15/2013	547830	84.48
Lynda R. Verhalen Applebaum	12/15/2013	547831	1,138.66
MCGR Operating Company, Inc.	12/15/2013	547832	278.48
Madilyne C. Shaw	12/15/2013	547833	3,656.2
Mariah Bowens	12/15/2013	547834	59.35
Marie Howard Woodrow	12/15/2013	547835	80.48
Mark Niendorff	12/15/2013	547836	54.12
Mark Verhalen	12/15/2013	547837	185.68
Martin Luther McGee	12/15/2013	547838	54.01
Mary Ann Cullom	12/15/2013	547839	60.65
Mary C. Torres	12/15/2013	547840	58.96
Mary Margaret Verhalen Scott	12/15/2013	547841	2,192.64
Mary Marks Holiday	12/15/2013	547842	67.09
Mayiesha Bowens	12/15/2013	547843	59.35
Mildred A. McAfee	12/15/2013	547844	51.4
Mobil Producing Texas And	12/15/2013	547845	576.62
Monad Werner, LLC	12/15/2013	547846	1,026.89
Myco Industries, Inc.	12/15/2013	547847	378.88
Myron C. Tamplin	12/15/2013	547848	182.19
Myrtle Williams	12/15/2013	547849	63.48
Nancy Calvin	12/15/2013	547850	78.67
Nancy Franklyn Beyer Trust,	12/15/2013	547851	224.24
Neaoma Ambers	12/15/2013	547852	54.15
Odell Marks	12/15/2013	547853	67.09
Oil Field Girls, Ltd.	12/15/2013	547854	512.48
Ollie M. Jordan	12/15/2013	547855	54.76
Oretha Howard Bailey	12/15/2013	547856	80.48
Pajah Bowens	12/15/2013	547857	59.35
Pamela E. Nevels	12/15/2013	547858	50.49

MOR-57

All Disbursements for the Current Reporting Month

Revenue Checks Paid to royalty and working interest owners for the Current Reporting Month
PAYEE	DATE	NUMBER	AMOUNT
Patricia Ann Huyer Hollis	12/15/2013	547859	58.50
Patricia J. Wilson	12/15/2013	547860	58.96
Patrick Manning,III	12/15/2013	547861	60.94
Paul Niendorff	12/15/2013	547862	54.12
Peter C. Coggeshall, Jr.	12/15/2013	547863	388.65
Phyllis Hampton	12/15/2013	547864	67.42
Ralph O. Harvey, III	12/15/2013	547865	412.88
Randee B. Johnson	12/15/2013	547866	143.34
Ray Anthony Cullom, Jr.	12/15/2013	547867	60.65
Raymond P. Verhalen, III	12/15/2013	547868	1,074.81
Raymond Stuart Harr	12/15/2013	547869	143.34
Regina Bohnet	12/15/2013	547870	61.48
Renee A. McAfee	12/15/2013	547871	51.40
Renrew Minerals, LTD	12/15/2013	547872	2,054.9
Rhonda Sue Patterson Coleman	12/15/2013	547873	1,428.56
Richard Foster Mays	12/15/2013	547874	178.27
Riddie Jones	12/15/2013	547875	55.94
Robert D. Blocker, Jr.	12/15/2013	547876	1,736.04
Robert Marion Allums	12/15/2013	547877	78.37
Robert Vernon Blakey, Sr.	12/15/2013	547878	7,751.02
Ronnie Cole	12/15/2013	547879	1,930.92
Ronnie Moody	12/15/2013	547880	214.68
Royce Hargrove Brown	12/15/2013	547881	20,419.42
Ruby J. Wilson	12/15/2013	547882	67.23
S&C Properties	12/15/2013	547883	68.81
SD Resources LTD	12/15/2013	547884	98.89
Sandra V. Floyd	12/15/2013	547885	429.91
Sandra Verhalen Skevington	12/15/2013	547886	143.34
Sharon Fults Non Exempt Trust	12/15/2013	547887	3,295.8
Sharon Yvonne Moore	12/15/2013	547888	60.65
Shirley Anne Holm	12/15/2013	547889	58.45
Sierra Land Services	12/15/2013	547890	489.39
Southwest Petroleum Co. L.P.	12/15/2013	547891	301.32
Stephen G. Verhalen, Jr.	12/15/2013	547892	1,138.73
Suanne Niendorff Ferguson	12/15/2013	547893	57.98
Susan Ann Williams	12/15/2013	547894	58.96
Susie G. Fults Family Trust	12/15/2013	547895	6,591.63
Suzanne Verhalen Padgett	12/15/2013	547896	835.47
Tabrina Manning	12/15/2013	547897	60.94

MOR-58

All Disbursements for the Current Reporting Month

Revenue Checks Paid to royalty and working interest owners for the Current Reporting Month
PAYEE	DATE	NUMBER	AMOUNT
Teton Properties, LLC	12/15/2013	547898	56.33
The Congregation of Holy Cross	12/15/2013	547899	1,074.81
Thelma Lois Veasey	12/15/2013	547900	80.48
Theola Caveness	12/15/2013	547901	78.67
Thomas Luke Verhalen	12/15/2013	547902	143.34
Toro Energy Holdings II, LP	12/15/2013	547903	82.25
Tracy Snyder	12/15/2013	547904	4,184.57
Velma White	12/15/2013	547905	80.48
Walter G. Verhalen, III	12/15/2013	547906	185.65
Ware Development LLC	12/15/2013	547907	8,565.68
Wayne Parks Turney	12/15/2013	547908	3,790.83
Wild Eagle Oil & Gas, Inc.	12/15/2013	547909	294.63
William M. Huffman	12/15/2013	547910	1,542.27
William Parks Finley, Sr.	12/15/2013	547911	54.6
Willie J. Taylor	12/15/2013	547912	55.94
Willie Kelly Taylor	12/15/2013	547913	55.94
Willie Richardson	12/15/2013	547914	720.63
Willie Richardson And	12/15/2013	547915	7,937.22
Yates Petroleum Corporation	12/15/2013	547916	26,612.65
f/b/o Clarence N. Schwab	12/15/2013	547917	21,492
1st Church Of Christ Scientist	12/15/2013	547918	1,844.62
2009 Horton Family Trust	12/15/2013	547919	508.64
A.G.S. Limited Partnership	12/15/2013	547920	89.27
A.K. Lacy	12/15/2013	547921	883.2
Adious Manning	12/15/2013	547922	91.72
Agious Manning III	12/15/2013	547923	100.92
Alan M. Villiers	12/15/2013	547924	294.89
Albert James Williams	12/15/2013	547925	202.79
Albert Watkins Key	12/15/2013	547926	375.29
Albert Williams	12/15/2013	547927	146.48
Alfred Cameron Mitchell	12/15/2013	547928	257.76
Alfred E. Lacy Jr	12/15/2013	547929	883.2
Alfred F. Daech	12/15/2013	547930	184.3
Alice Jones	12/15/2013	547931	102.86
Allan John Kasian	12/15/2013	547932	65.27
Alma Colleen Shaw Torres	12/15/2013	547933	78.74
Alton Leroy Richardson	12/15/2013	547934	148.75
Amy Dreyer Blake	12/15/2013	547935	53.02
Amy P. Evoniuk	12/15/2013	547936	964.3

MOR-59

All Disbursements for the Current Reporting Month

Revenue Checks Paid to royalty and working interest owners for the Current Reporting Month
PAYEE	DATE	NUMBER	AMOUNT
Anderson-Taylor Family	12/15/2013	547937	1,085.98
Andrea R. Jenkins	12/15/2013	547938	59.1
Andrew J. Brune	12/15/2013	547939	1,078.61
Anesya H. Newton	12/15/2013	547940	643.71
Angela Linburg	12/15/2013	547941	407.29
Anita G. Kuntz	12/15/2013	547942	1,544.16
Ann Brown Shanks	12/15/2013	547943	1,221.86
Ann Gilliam	12/15/2013	547944	57.85
Ann J. Wood	12/15/2013	547945	362.81
Anne N. Kelly Rev Tr UTA dtd	12/15/2013	547946	419.86
Annette Luedecke	12/15/2013	547947	351.94
Annie L. Stiles Annuity Trust	12/15/2013	547948	470.86
Annie Mae Green Sheppard	12/15/2013	547949	99.22
Annie Marie Thomas	12/15/2013	547950	221.52
Annie Mosley	12/15/2013	547951	93.36
Annie R. Lane Fisher	12/15/2013	547952	56.08
Anton & Myrtle C. Kapus	12/15/2013	547953	346.37
Apex Royalties, Inc.	12/15/2013	547954	318.01
Armenia Lester Hawkins	12/15/2013	547955	55.96
BHCH Mineral, Ltd.	12/15/2013	547956	386.14
BP America Production Company	12/15/2013	547957	4,309.02
BR Royalty LLC	12/15/2013	547958	717.82
Bakken HBT, LP	12/15/2013	547959	2,053.84
Baldwin Mineral Trust	12/15/2013	547960	94.15
Banister Willis	12/15/2013	547961	82.29
Barbara B. and Byron B. Booth	12/15/2013	547962	4,563.46
Barbara Glover Baucum	12/15/2013	547963	74.01
Barbara Hauck, Indiv/Heir	12/15/2013	547964	82.5
Barbara Jenkins Pilot	12/15/2013	547965	59.1
Barbara Lester Jordan	12/15/2013	547966	125.02
Barbara Marie Herb	12/15/2013	547967	56.54
Barbara Steeg Midlo	12/15/2013	547968	480.93
Barbara W. Sorenson Rev. Trust	12/15/2013	547969	331.75
Barton Bailey Greer	12/15/2013	547970	71.55
Benigene Hart	12/15/2013	547971	141.8
Benjamin D. Agnor	12/15/2013	547972	197.22
Benjamin Lange and Beth Lange	12/15/2013	547973	2,359.42
Benny (Bernard) Willard	12/15/2013	547974	55.6
Bernadette Rose Basaraba	12/15/2013	547975	583.15

MOR-60

All Disbursements for the Current Reporting Month

Revenue Checks Paid to royalty and working interest owners for the Current Reporting Month
PAYEE	DATE	NUMBER	AMOUNT
Bertha M. Cooper	12/15/2013	547976	55.39
Bettie Scott Youree Park FDTN	12/15/2013	547977	844.99
Betty Hain	12/15/2013	547978	193.12
Betty Jean Daniels	12/15/2013	547979	52.48
Betty Lou Young	12/15/2013	547980	54.09
Beverly A. Hasdorff	12/15/2013	547981	130.17
Bill Rudd, Inc. DBA	12/15/2013	547982	1,950.92
Billy Earl Adams	12/15/2013	547983	82.28
Billy Williams	12/15/2013	547984	146.48
Black Stone Minerals Co., LP	12/15/2013	547985	4,435.11
Bob Perkins, Jr.	12/15/2013	547986	73.45
Bonnie G. Smith	12/15/2013	547987	91.72
Brad R. Duhon	12/15/2013	547988	537.8
Braden C. Despot	12/15/2013	547989	537.8
Brenda Greer Foster	12/15/2013	547990	214.57
Brenda Hayner Moon	12/15/2013	547991	6,693.23
Brenda Lester Bell	12/15/2013	547992	332.55
Brenda Manning Everitt	12/15/2013	547993	84.21
Brenda Russell Williams	12/15/2013	547994	734.37
Brendon Blincoe	12/15/2013	547995	238.49
Bresco, Inc.	12/15/2013	547996	460.78
Brett C. Barton	12/15/2013	547997	155.95
Bruce Tomchuk	12/15/2013	547998	74.35
Bryan Tomchuk	12/15/2013	547999	74.35
Burlington Resources Oil & Gas	12/15/2013	548000	38,212.9
Caddo Minerals, Inc.	12/15/2013	548001	51.41
Cade Production LLC	12/15/2013	548002	3,719.28
Cal Farley's Boys Ranch	12/15/2013	548003	2,073.91
Canadian Kenwood Company	12/15/2013	548004	1,333.36
Candyce James Alexander	12/15/2013	548005	422.61
Candyce W. Evertson	12/15/2013	548006	725.5
Carl Marks	12/15/2013	548007	133.81
Carmona Johnston	12/15/2013	548008	933.42
Carol Ann Hirsch Freirich	12/15/2013	548009	119.24
Carol Frank	12/15/2013	548010	942.79
Carol Freyer Bayer	12/15/2013	548011	71.01
Carol Layman	12/15/2013	548012	257.99
Carol Worsham	12/15/2013	548013	102.81
Carolyn F. Underwood	12/15/2013	548014	121.7

MOR-61

All Disbursements for the Current Reporting Month

Revenue Checks Paid to royalty and working interest owners for the Current Reporting Month
PAYEE	DATE	NUMBER	AMOUNT
Carolyn M. Curry	12/15/2013	548015	60.66
Carolyn Williams	12/15/2013	548016	146.48
Carter Wooten Rountree	12/15/2013	548017	230.91
Cathy Cornelius Gaas	12/15/2013	548018	1,974.83
Cecil I & Georgine A Murray	12/15/2013	548019	7,753.95
Cecil Manning	12/15/2013	548020	93.36
Cecilia M. Taylor	12/15/2013	548021	60.66
Chad Lee Cargill	12/15/2013	548022	195.02
Chadwick T. Crist	12/15/2013	548023	933.42
Charlene K. Williams	12/15/2013	548024	1,911.16
Charles E. Denson, Sr.	12/15/2013	548025	275.41
Charles E. Mercer Jr.	12/15/2013	548026	1,802.06
Charles Marion Bradshaw III	12/15/2013	548027	687.78
Charles R. Lester And	12/15/2013	548028	195.18
Charles Turner	12/15/2013	548029	181.37
Charles Williams	12/15/2013	548030	146.48
Charline Thompson	12/15/2013	548031	258.43
Cheyenne Royalties, LLC	12/15/2013	548032	459.96
Choctaw Energy Ltd.	12/15/2013	548033	72.35
Christine Carter	12/15/2013	548034	63.32
Christopher J. Evoniuk	12/15/2013	548035	2,368.95
Christopher Wahus	12/15/2013	548036	60.83
Clara Lentz Westmoreland	12/15/2013	548037	396.47
Clark Interests, L.L.C.	12/15/2013	548038	1,063.53
Claude Brooks	12/15/2013	548039	73.45
Clay S. Carlile	12/15/2013	548040	80.38
Clifford Cole, Jr.	12/15/2013	548041	93.78
Cody Oil & Gas Corporation	12/15/2013	548042	60.01
Coletta Lester Davis	12/15/2013	548043	55.96
Collin Jones	12/15/2013	548044	140.29
Collin Serhienko	12/15/2013	548045	908.65
Columbia Enterprises	12/15/2013	548046	806.70
Come Big or Stay Home, LLC	12/15/2013	548047	338.62
Concho Royalty Company, LP	12/15/2013	548048	631.13
Connie Raylene Brooks	12/15/2013	548049	550.19
Connie Schaper	12/15/2013	548050	908.65
ConocoPhillips Company	12/15/2013	548051	541.54
Constantine G. Romanyshyn	12/15/2013	548052	59.49
Continental Resources, Inc.	12/15/2013	548053	6,691.84

MOR-62

All Disbursements for the Current Reporting Month

Revenue Checks Paid to royalty and working interest owners for the Current Reporting Month
PAYEE	DATE	NUMBER	AMOUNT
Corley Fam Tr, Trustee o/t	12/15/2013	548054	114.01
Coronado Resources 2013 LP	12/15/2013	548055	56.82
Coronado Resources LP	12/15/2013	548056	368.7
Cowden Capital Investments LP	12/15/2013	548057	162.26
Craig F. Anderson	12/15/2013	548058	233.6
Curtis Dartson	12/15/2013	548059	82.96
Cynthia Cavness Williams	12/15/2013	548060	61.96
Cynthia Lester Howell Morris	12/15/2013	548061	106.17
D. H. Snyder, IV	12/15/2013	548062	81.4
DJB Royalty Ventures LP	12/15/2013	548063	63.17
Dale G. Evoniuk	12/15/2013	548064	1,490.27
Dale Williston Minerals	12/15/2013	548065	593.81
Dallas District Church	12/15/2013	548066	850.32
Dana D. Reaud c/o	12/15/2013	548067	76.37
Daniel Finley	12/15/2013	548068	139.07
Daniel Wayne Williams	12/15/2013	548069	67.9
Danny Herbert Vokal	12/15/2013	548070	88.13
Danny Ray Sasser	12/15/2013	548071	343.59
Darrel Glen Freeman	12/15/2013	548072	64.93
Darrell Manning	12/15/2013	548073	93.36
David Dickson Corley	12/15/2013	548074	114.01
David V. Kubas	12/15/2013	548075	201.85
David Wahus	12/15/2013	548076	126.05
Dayton Lewis Cargill Trust	12/15/2013	548077	195.02
Dean & Gail Gudahl Trust	12/15/2013	548078	165.42
Dean George Murray	12/15/2013	548079	328.21
Dean Hartman	12/15/2013	548080	1,856.72
Deborah Lynn Sinclair Caudle	12/15/2013	548081	198.24
Deborah Shaw Johnson	12/15/2013	548082	147.99
Denver and Mary Thompson	12/15/2013	548083	7,083.79
Desert Partners IV, L.P.	12/15/2013	548084	474.87
Despot Land Company	12/15/2013	548085	607.76
Dianne Glovatsky	12/15/2013	548086	121.7
Dianne Mann	12/15/2013	548087	508.68
Dianne N. Hancock & J. Wayne	12/15/2013	548088	129.8
Dickinson St Univ Foundation	12/15/2013	548089	257.99
Dolores A. Tibiletti	12/15/2013	548090	351.94
Dolph Crawley	12/15/2013	548091	141.8
Don J. Kuntz	12/15/2013	548092	483.84

MOR-63

All Disbursements for the Current Reporting Month

Revenue Checks Paid to royalty and working interest owners for the Current Reporting Month
PAYEE	DATE	NUMBER	AMOUNT
Don Trotter, et ux	12/15/2013	548093	124.75
Donald Earle Hudson II	12/15/2013	548094	55.31
Donald Q. Powell	12/15/2013	548095	211.25
Donald Wahus	12/15/2013	548096	504.15
Donald William Basaraba	12/15/2013	548097	583.15
Donna Black	12/15/2013	548098	508.67
Donna Bryant	12/15/2013	548099	76.69
Donnie R. Roberts	12/15/2013	548100	73.91
Dora K. McCarty	12/15/2013	548101	88.05
Dora Mae Whitley	12/15/2013	548102	68.14
Doris Nann Mercer Chandler &	12/15/2013	548103	1,802.05
Doristine Milligan	12/15/2013	548104	71.56
Dorothy & Philip Jones	12/15/2013	548105	1,100.35
Dorothy Gerhardt (Life Tenant)	12/15/2013	548106	102.86
Dorothy Lee Gill Wagner or	12/15/2013	548107	337.14
Dorothy Nell Taylor	12/15/2013	548108	73.45
Dorothy Swanson	12/15/2013	548109	73.45
Douglas Stanley Herring	12/15/2013	548110	69.97
Dunbar Oil and Gas, Ltd.	12/15/2013	548111	128.25
Dustin Oscar Keith Cargill Tru	12/15/2013	548112	195.02
E. Baker & Associates	12/15/2013	548113	69.56
EXCO Operating Company, LP	12/15/2013	548114	3,764.45
Eagle Oil & Gas Co.	12/15/2013	548115	73.91
Earl W. Ferguson	12/15/2013	548116	337.14
East Texas Oil & Gas Rp.	12/15/2013	548117	239.49
Eckard Global Energy LLC	12/15/2013	548118	84.12
Eckard Global, LLC	12/15/2013	548119	770.13
Ed Don Jensen	12/15/2013	548120	269.7
Edgar B. Lincoln	12/15/2013	548121	1,381.53
Edward Brawner	12/15/2013	548122	307.69
Edward Duard Wells	12/15/2013	548123	56.54
Edward M&Barbara L Anheluk	12/15/2013	548124	184.55
Edward Manning	12/15/2013	548125	93.37
Edward P. Stiles u/w/o	12/15/2013	548126	104.71
Edwin P. Romanyshyn	12/15/2013	548127	59.49
Elaine Marie Mayer	12/15/2013	548128	351.94
Elaine Woodley Harris	12/15/2013	548129	3,264.72
Eleanor J. Basaraba, a widow	12/15/2013	548130	1,959.39
Eleanor Taylor Scott	12/15/2013	548131	544.55

MOR-64

All Disbursements for the Current Reporting Month

Revenue Checks Paid to royalty and working interest owners for the Current Reporting Month
PAYEE	DATE	NUMBER	AMOUNT
Elizabeth Beasley Ingrish	12/15/2013	548132	80.94
Elizabeth J. Vidal Rev Trust	12/15/2013	548133	50.99
Elizabeth Key Smith	12/15/2013	548134	428.91
Elizabeth M. Richter-Chamrad &	12/15/2013	548135	723.16
Ella Basaraba	12/15/2013	548136	1,959.39
Ella Mae & Thomas P.	12/15/2013	548137	189.05
Ella Marie Marshall	12/15/2013	548138	79.56
Ellen C. Green	12/15/2013	548139	59.1
Elof G. Carlson, Trust	12/15/2013	548140	60.24
Elvy Pharr Callies	12/15/2013	548141	734.37
Emil A. Anheluk	12/15/2013	548142	76.91
Emily Bradbury	12/15/2013	548143	1,817.26
Emma Prokop	12/15/2013	548144	1,100.35
Energy Properties Limited	12/15/2013	548145	363.42
Erma C. Williams	12/15/2013	548146	822.72
Ernest & Karla Akovenko	12/15/2013	548147	1,100.35
Estate Of Lavondro K. Morrison	12/15/2013	548148	1,488.39
Ethel Estvold Beckman	12/15/2013	548149	1,381.53
Ethel Mae Harvey	12/15/2013	548150	122.40
Eugene W. Schwartzenberger	12/15/2013	548151	55.6
Eugene Williams, Jr.	12/15/2013	548152	73.24
Evelyn J. Allram	12/15/2013	548153	189.05
Evelyn Warren	12/15/2013	548154	290.78
Exxonmobil Corporation	12/15/2013	548155	5,722.93
FIG 2013 Drilling and	12/15/2013	548156	8,675.21
Farrah Elise Fults Dolbey	12/15/2013	548157	1,115.53
Faulconer 2004 Ltd. Ptnrship	12/15/2013	548158	547.04
Faulconer Energy L.P.	12/15/2013	548159	970.87
Favian M. Adair, Jr.	12/15/2013	548160	238.05
Fay Levon Else	12/15/2013	548161	82.29
Faye Denson Watson	12/15/2013	548162	275.41
Faye Lawler	12/15/2013	548163	257.99
Fedora Family Mineral Trust	12/15/2013	548164	269.7
Fergus & Elizabeth Nelson	12/15/2013	548165	1,229.65
Fidelity Expl. & Prod. Company	12/15/2013	548166	3,454.39
First Church Of Christ,	12/15/2013	548167	922.32
Flanoy Holden Choate & Annie	12/15/2013	548168	86.77
Florence Rose Hardy	12/15/2013	548169	166.69
Francis P. Hadlock III, Dcsd.	12/15/2013	548170	158.29

MOR-65

All Disbursements for the Current Reporting Month

Revenue Checks Paid to royalty and working interest owners for the Current Reporting Month
PAYEE	DATE	NUMBER	AMOUNT
Francis Paul Cullum	12/15/2013	548171	3,247.82
Francis S. Baldwin Sr. Family	12/15/2013	548172	4,937.11
Frank A. Clark, Jr.	12/15/2013	548173	51.41
Frank McMillin Wooten	12/15/2013	548174	230.91
Frank T. Bruce	12/15/2013	548175	96.09
Frankie Jackson Nunley	12/15/2013	548176	87.23
Frankie M.S. Williams Rev LT	12/15/2013	548177	101.09
Fred D. Overman	12/15/2013	548178	482.11
Frieda Sussdorf Adair	12/15/2013	548179	1,428.31
Gadeco, LLC	12/15/2013	548180	2,994.97
Garrett BTF Minerals, LLC	12/15/2013	548181	84.66
Gary Cooper	12/15/2013	548182	55.39
Gary Glovatsky	12/15/2013	548183	1,761.92
Gary Kornegay	12/15/2013	548184	233.6
Gayle Hershberger	12/15/2013	548185	507.54
Gayle L. Jackson	12/15/2013	548186	59.10
General Cable Industries, Inc.	12/15/2013	548187	1,936.28
George P. Denson	12/15/2013	548188	275.41
Georgia Sanders Johnson	12/15/2013	548189	183.63
Gerry Dean Cadenhead Fletcher	12/15/2013	548190	54.15
Gina Harrell	12/15/2013	548191	73.24
Gladys M. Ottey	12/15/2013	548192	1,009.01
Gladys Marie Lester	12/15/2013	548193	125.03
Glenn J. Nichenko	12/15/2013	548194	559.29
Gordon W. Sangster	12/15/2013	548195	68.43
Gregory L. Wilder	12/15/2013	548196	63.32
Gregory Shaw	12/15/2013	548197	78.74
Harold Lawrence & Vanice	12/15/2013	548198	87.09
Harold Williams	12/15/2013	548199	616.18
Harriet Taylor Youngblood	12/15/2013	548200	650.31
Haward Manning, Jr.	12/15/2013	548201	93.36
Haywood W. Moseley, IV	12/15/2013	548202	81.18
Heidi C. Barton	12/15/2013	548203	155.95
Henry C. Lester, Jr.	12/15/2013	548204	67.43
Henry J. and Barbara A. Glick	12/15/2013	548205	4,599.99
Henry L. Cooper	12/15/2013	548206	443.05
Henry McCarver	12/15/2013	548207	191.57
Herbert Milsap Youngblood	12/15/2013	548208	52.28
Hess Corporation	12/15/2013	548209	7,939.21

MOR-66

All Disbursements for the Current Reporting Month

Revenue Checks Paid to royalty and working interest owners for the Current Reporting Month
PAYEE	DATE	NUMBER	AMOUNT
Hobart Rutherford Key	12/15/2013	548210	214.46
Holt Production, L.L.C.	12/15/2013	548211	3,719.29
Home on The Range For Boys	12/15/2013	548212	1,499.53
Homer T. Williams	12/15/2013	548213	146.48
Horace Manning	12/15/2013	548214	93.36
Howard Lange	12/15/2013	548215	2,375.16
Howell Rev Trust UTA 12/8/94	12/15/2013	548216	57.84
Hunt Oil Company	12/15/2013	548217	272.87
Iowa Holding Company,	12/15/2013	548218	1,321.72
Irish Oil & Gas Inc.	12/15/2013	548219	1,015.93
J. B. Rudd Estate Sara P. Rudd	12/15/2013	548220	1,950.92
J. B. Wilson	12/15/2013	548221	205.7
J. Bennett Johnston, Jr.	12/15/2013	548222	438.28
J. D. Manning	12/15/2013	548223	102.96
J. G. & Charlotte C. Thomas	12/15/2013	548224	94.54
J. R. Glennon, Inc.	12/15/2013	548225	339.52
J.E. Bragg, Jr. and	12/15/2013	548226	109.99
JJS Working Interests LLC	12/15/2013	548227	151.27
Jack & Lorene Akovenko	12/15/2013	548228	1,100.35
Jack Allen Perkins	12/15/2013	548229	73.45
Jackie E. Robinson	12/15/2013	548230	136.3
Jacob C. Bell Jr	12/15/2013	548231	12,674.98
Jacqueline Robinson	12/15/2013	548232	146.48
Jae Holdings, L.L.C.	12/15/2013	548233	537.8
James B. Crawley Rev. Trust	12/15/2013	548234	94.54
James Brandon Cullum	12/15/2013	548235	3,659.95
James C. Abercrombie	12/15/2013	548236	110.51
James E. Manning	12/15/2013	548237	91.72
James E. Roberson	12/15/2013	548238	97.4
James E. Whiteside	12/15/2013	548239	205.27
James Earl Perkins	12/15/2013	548240	73.45
James Edward Finley, Sr.	12/15/2013	548241	166.69
James Greg Wren	12/15/2013	548242	402.53
James Harold Cadenhead	12/15/2013	548243	54.15
James L & Elva Lou Johnston	12/15/2013	548244	5,570.18
James Lee Waskom, Jr.	12/15/2013	548245	96.57
James Loot	12/15/2013	548246	82.29
James Parnell Lester	12/15/2013	548247	125.03
James Spencer Jones II	12/15/2013	548248	929.41

MOR-67

All Disbursements for the Current Reporting Month

Revenue Checks Paid to royalty and working interest owners for the Current Reporting Month
PAYEE	DATE	NUMBER	AMOUNT
James Stewart Thigpen	12/15/2013	548249	460.52
James T. Easter & Mickey	12/15/2013	548250	52.65
James Young	12/15/2013	548251	1,195.85
Jane F. Fitterer Fam Tr dtd	12/15/2013	548252	102.86
Jane Katherine Heiser	12/15/2013	548253	55.60
Jane Meeks Vitrano	12/15/2013	548254	108.94
Janet Ann Kasian Malkowski c/o	12/15/2013	548255	53.29
Janet L. Higgins-Jerry	12/15/2013	548256	121.7
Janice Gipson	12/15/2013	548257	100.92
Janice M. Brooks	12/15/2013	548258	73.45
Janice Walker	12/15/2013	548259	69.62
Janis Goodrich	12/15/2013	548260	181.37
Jason Wahus	12/15/2013	548261	60.83
Jeanie H. Westmoreland	12/15/2013	548262	1,541.95
Jeff F. Haich & Victoria Marie	12/15/2013	548263	583.16
Jennie Mae Shiner	12/15/2013	548264	56.82
Jenny Harlan	12/15/2013	548265	7,157.76
Jerrell E. Terry	12/15/2013	548266	128.73
Jerry Alan Jones	12/15/2013	548267	140.29
Jerry C. Van Wert	12/15/2013	548268	71.32
Jessica Jaye Hudson	12/15/2013	548269	55.31
Jessie Anderson	12/15/2013	548270	84.21
Jessie Brooks	12/15/2013	548271	73.45
Jim Dixon, Jr.	12/15/2013	548272	122.4
Jimmy Allman & wife,	12/15/2013	548273	178
Jo Ann Fults Scott	12/15/2013	548274	2,194.29
Jo Anne Dixon	12/15/2013	548275	146.48
Joan Joyce Kadrmas aka Joanne	12/15/2013	548276	55.6
North Dakota D.H.S.	12/15/2013	548277	386.99
Joe Alton 'Jay' Greer	12/15/2013	548278	71.55
Joe And Robin Pollani	12/15/2013	548279	443.31
Joel R. Kay	12/15/2013	548280	238.5
Joel R. Woodley	12/15/2013	548281	725.5
Joel Truelove	12/15/2013	548282	1,137.56
Joetta Mayon Staggers	12/15/2013	548283	68.14
John Campbell	12/15/2013	548284	2,400.53
John Francis Van Wert Jr.	12/15/2013	548285	71.32
John H. Denson, Sr.	12/15/2013	548286	275.41
John Henry Mitchell	12/15/2013	548287	163.1

MOR-68

All Disbursements for the Current Reporting Month

Revenue Checks Paid to royalty and working interest owners for the Current Reporting Month
PAYEE	DATE	NUMBER	AMOUNT
John Mosely Newsom	12/15/2013	548288	1,594.66
John Payton Clark	12/15/2013	548289	51.41
John Ralph James	12/15/2013	548290	120.47
John Sinclair	12/15/2013	548291	198.24
John Todaro And	12/15/2013	548292	140.26
John W. Mayer	12/15/2013	548293	351.94
John Wesley Manning, Jr.	12/15/2013	548294	88.76
John Y. Graff &	12/15/2013	548295	59.09
Johnnie Marie Eila Benson	12/15/2013	548296	380.87
Johnnie Roberson	12/15/2013	548297	92.79
Johnny Ray Williams	12/15/2013	548298	146.48
Jon A. Kay	12/15/2013	548299	238.49
Joseph John Magalsky Lvg Tr	12/15/2013	548300	61.97
Josephine Williams Yancy	12/15/2013	548301	56.82
Joy Reeves Manley	12/15/2013	548302	477.04
Joyce Jeter	12/15/2013	548303	595.38
Joyce Kostenko	12/15/2013	548304	87.09
Joyce L. Bell	12/15/2013	548305	73.91
Juaquitta Culton	12/15/2013	548306	92.8
Judith M. Kutcher	12/15/2013	548307	56.21
Judy Bailey	12/15/2013	548308	57.85
Judy Harris	12/15/2013	548309	1,956.2
Judy Rae Fults	12/15/2013	548310	1,115.53
Jules Talmage Liston	12/15/2013	548311	103.61
Julie A. Ellison	12/15/2013	548312	98.6
Julie Snyder Diamond	12/15/2013	548313	75.5
June Jones	12/15/2013	548314	140.29
Justine Jearmchuk Bauer	12/15/2013	548315	54.17
Karen D. Fritschi	12/15/2013	548316	3,346.58
Karen K. Green	12/15/2013	548317	238.5
Kasimer R. Schmalz	12/15/2013	548318	535.68
Kathryn Ann Munson	12/15/2013	548319	550.19
Kathy Jo Cline	12/15/2013	548320	583.16
Kelly D. Robinson, Rev Lvg	12/15/2013	548321	272.87
Ken E. Herring	12/15/2013	548322	69.97
Kenneth D. Allen	12/15/2013	548323	362.75
Kenneth M. Mayer	12/15/2013	548324	351.94
Kerry A. Hondl, Trste-Albert &	12/15/2013	548325	82.61
Kevin & Sonya Hartman	12/15/2013	548326	1,856.72

MOR-69

All Disbursements for the Current Reporting Month

Revenue Checks Paid to royalty and working interest owners for the Current Reporting Month
PAYEE	DATE	NUMBER	AMOUNT
Kevin Anderson	12/15/2013	548327	233.6
Kevin M. Brittner	12/15/2013	548328	88.18
Key Family Marital Deduction	12/15/2013	548329	268.55
Kim Karen Baskett	12/15/2013	548330	3,291.7
Kimberley Levine	12/15/2013	548331	88.18
Kirby L. Dasinger &	12/15/2013	548332	112.37
Kristin V. Moseley	12/15/2013	548333	81.19
Kubas Fam Min Tr dtd 4/10/1980	12/15/2013	548334	1,412.97
LCC Trust	12/15/2013	548335	80.38
LOMOCO, Inc.	12/15/2013	548336	51.41
La Joie Thomas	12/15/2013	548337	56.64
Lacy Properties, LTD.	12/15/2013	548338	117.48
Lallance A. Adair Residuary TR	12/15/2013	548339	1,904.39
Lamar Rase	12/15/2013	548340	257.99
Larue M. Smith	12/15/2013	548341	60.66
Laura A. Lang	12/15/2013	548342	98.6
Laura Turner	12/15/2013	548343	181.37
Lavert Williams	12/15/2013	548344	261.65
Lawrence M. Nilsen	12/15/2013	548345	419.86
LeRoy Charles Schwartzenberger	12/15/2013	548346	55.6
Lee Manning	12/15/2013	548347	93.36
Lena Mae Manning Scott	12/15/2013	548348	50.45
Leo C. McAfee, Jr.	12/15/2013	548349	60.66
Leonard W. Nichenko	12/15/2013	548350	550.19
Leslie Crawley Schoenfeld	12/15/2013	548351	282.33
Leta Jo Senn	12/15/2013	548352	286.24
Linda Puryear Dominick	12/15/2013	548353	1,063.09
Linda Robinson Clark	12/15/2013	548354	56.08
Lisa Thomas	12/15/2013	548355	140.29
Littie Mae Manning Richardson	12/15/2013	548356	72.74
Lizzie Lefall Moore	12/15/2013	548357	760.80
Logan Resources, LLC	12/15/2013	548358	194.66
Lois E. Basaraba, a widow	12/15/2013	548359	1,679.47
Lois Helmig	12/15/2013	548360	1,200.26
Lois Jean Hirsch Luskey	12/15/2013	548361	119.24
Lola Annette Harrison	12/15/2013	548362	643.71
Lonella Leffall	12/15/2013	548363	411.42
Loretta Akovenko	12/15/2013	548364	1,100.35
Lori Belinda London	12/15/2013	548365	106.17

MOR-70

All Disbursements for the Current Reporting Month

Revenue Checks Paid to royalty and working interest owners for the Current Reporting Month
PAYEE	DATE	NUMBER	AMOUNT
Lorna Ann Matthiesen	12/15/2013	548366	215.93
Lou Ann Terry	12/15/2013	548367	407.29
Lucia R. Kendrick	12/15/2013	548368	367.18
Lucille Fields	12/15/2013	548369	102.86
MAP2006-OK	12/15/2013	548370	763.68
MAP2009-OK	12/15/2013	548371	708.72
MBI Royalties, LLC	12/15/2013	548372	193.9
MCCH, L.L.C.	12/15/2013	548373	1,063.53
Mabel Jean Wilson	12/15/2013	548374	221.52
Map2003-Net	12/15/2013	548375	205.27
Marcia Jannenga	12/15/2013	548376	121.7
Marcia Lynn Helms	12/15/2013	548377	687.78
Marcia N Anderson RevTr UTA	12/15/2013	548378	419.86
Marco Minerals	12/15/2013	548379	1,169.61
Margaret Ann Newsom Waits	12/15/2013	548380	1,700.97
Margaret F. Marczuk	12/15/2013	548381	55.4
Margaret FJ Harvey	12/15/2013	548382	183.63
Margaret Irene	12/15/2013	548383	55.60
Margarita Wilson	12/15/2013	548384	56.82
Maria Eubanks-Davidson	12/15/2013	548385	74.62
Maribeth Turner	12/15/2013	548386	181.37
Marion Steeg Bustamante	12/15/2013	548387	480.92
Marjorie Dale Owen	12/15/2013	548388	1,427.47
Marjorie Evoniuk, a widow &	12/15/2013	548389	2,980.54
Mark D. Keys	12/15/2013	548390	102.81
Martha Susan White	12/15/2013	548391	86.73
Marti O'Brien	12/15/2013	548392	687.78
Martrae L. Poindexter	12/15/2013	548393	55.96
Marty B. Kuntz-Stiedl	12/15/2013	548394	362.81
Mary Ann Jennings	12/15/2013	548395	110.2
Mary Ann Wittinger	12/15/2013	548396	55.6
Mary Anne Crawley Convis, TTEE	12/15/2013	548397	94.54
Mary Black Sanders	12/15/2013	548398	446.24
Mary Elizabeth Graves	12/15/2013	548399	166.69
Mary F. James Mercer	12/15/2013	548400	724.74
Mary Rose Tomchuk	12/15/2013	548401	74.35
Mary Virginia Haynes	12/15/2013	548402	193.11
Maxine Hawes	12/15/2013	548403	351.94
McCamey Farm & Ranch, L.P..	12/15/2013	548404	272.59

MOR-71

All Disbursements for the Current Reporting Month

Revenue Checks Paid to royalty and working interest owners for the Current Reporting Month
PAYEE	DATE	NUMBER	AMOUNT
Mecheryl Calvin	12/15/2013	548405	52.48
Melanie Crawford	12/15/2013	548406	1,063.09
Melba Manning	12/15/2013	548407	93.36
Michael D. Prokop, a s/m	12/15/2013	548408	559.83
Michael Davis	12/15/2013	548409	261.64
Michael Dreyer	12/15/2013	548410	53.02
Michael E and Connie J Kasian	12/15/2013	548411	72.53
Michael Eugene O'Brien	12/15/2013	548412	343.89
Michael Lynn Freeman	12/15/2013	548413	64.93
Michael Marczuk, Indiv/Heir	12/15/2013	548414	78.18
Michael Shaw	12/15/2013	548415	71.56
Michael W. Basaraba	12/15/2013	548416	279.91
Michael W. Hirsch	12/15/2013	548417	59.63
Midland Trust	12/15/2013	548418	326.35
Mildred Loot	12/15/2013	548419	185.15
Millard F. Glover Family Trust	12/15/2013	548420	51.16
Milton Glovatsky (WI)	12/15/2013	548421	206.27
Mitchell Dreyer	12/15/2013	548422	53.02
Monte Sandvick and	12/15/2013	548423	109.99
Monte Zakopayko	12/15/2013	548424	1,118.55
Muriel Whiteside Char Trust	12/15/2013	548425	410.54
Myron & Sandra Romanyshyn	12/15/2013	548426	66.1
Myron B. Marks	12/15/2013	548427	937.52
Myrtle May Gudahl	12/15/2013	548428	147.03
NFR East Texas Basin LLC	12/15/2013	548429	81.81
NJ Schank & B Schank Irv Mn Tr	12/15/2013	548430	807.4
Nancy Cerroni	12/15/2013	548431	257.99
Nancy E. Davis	12/15/2013	548432	57.21
Nancy Powers	12/15/2013	548433	508.68
Nancy Ruth Thigpen Brown	12/15/2013	548434	460.51
Nancy Wilson	12/15/2013	548435	110.58
Narvie McDonald	12/15/2013	548436	92.8
Neal B. Anderson	12/15/2013	548437	233.6
Neil W. Mohr and Judith A.	12/15/2013	548438	87.09
Nell L. Dupriest	12/15/2013	548439	59.27
Nisku Royalty, LP	12/15/2013	548440	239
Nortex Corporation	12/15/2013	548441	1,699.36
Northern Oil & Gas, Inc.	12/15/2013	548442	16,503.39
O.J. Holt, Jr. And Diane Holt	12/15/2013	548443	5,496.72

MOR-72

All Disbursements for the Current Reporting Month

Revenue Checks Paid to royalty and working interest owners for the Current Reporting Month
PAYEE	DATE	NUMBER	AMOUNT
ONRR - Royalty	12/15/2013	548444	11,669.28
Olevia Cavness	12/15/2013	548445	61.96
Orestus Cavness Jr.	12/15/2013	548446	61.96
Orville M. Erickson	12/15/2013	548447	4,474.99
Oscar Lee Cargill	12/15/2013	548448	585.08
Pamela J. Hartwig	12/15/2013	548449	1,314.95
Patricia A. Mayer	12/15/2013	548450	482.11
Patricia Ann Pendleton Reed	12/15/2013	548451	148.75
Patricia Ann Ramsey	12/15/2013	548452	158.29
Patricia Emily Horridge	12/15/2013	548453	332.67
Patricia Kay Malkowski, a m/w	12/15/2013	548454	583.15
Patricia Lane Hill	12/15/2013	548455	72.61
Patricia M. Owens	12/15/2013	548456	60.66
Patrick Barker	12/15/2013	548457	193.12
Patrick G. Frank and	12/15/2013	548458	942.8
Patrick Lynn Schwartzenberger	12/15/2013	548459	55.6
Pattye Greer Garza	12/15/2013	548460	214.57
Paul D. Hess	12/15/2013	548461	65.05
Pearlie H. Cole	12/15/2013	548462	296.91
Peggie Nell Manning	12/15/2013	548463	50.46
Peggy Jane Shows	12/15/2013	548464	128.73
Pendleton G. Baldwin Jr.	12/15/2013	548465	158.29
Penn Royalty Company	12/15/2013	548466	129.79
Petrojarl Inc.	12/15/2013	548467	61.98
Petroleum Investments, Inc.	12/15/2013	548468	806.70
Phillip Mandel	12/15/2013	548469	267.85
Phyllis Yvonne Tucker	12/15/2013	548470	73.45
Pinebough Properties, LTD.	12/15/2013	548471	118.86
Pittsburgh Corporation Inc.	12/15/2013	548472	11,397.49
QPC 3, LP	12/15/2013	548473	842.86
RSD Holdings, LLC	12/15/2013	548474	128.25
Randall P. Woodruff	12/15/2013	548475	60.57
Red Rocks Company, LLC	12/15/2013	548476	212.35
Reed/Cunningham LP	12/15/2013	548477	157.07
Reynolds Drilling Co., Inc.	12/15/2013	548478	1,885.11
Richard Allen Hatcher	12/15/2013	548479	57.67
Richard Cooper, Jr.	12/15/2013	548480	60.02
Richard E. Rosengarten	12/15/2013	548481	238.49
Richard Garrett Key	12/15/2013	548482	214.46

MOR-73

All Disbursements for the Current Reporting Month

Revenue Checks Paid to royalty and working interest owners for the Current Reporting Month
PAYEE	DATE	NUMBER	AMOUNT
Richard Kennedy	12/15/2013	548483	183.07
Richard W. Brown	12/15/2013	548484	407.29
Rickey Max Pendleton	12/15/2013	548485	148.75
Roadrunner Oil & Gas	12/15/2013	548486	136.43
Robbie Lynn Finley	12/15/2013	548487	166.69
Robby Patterson	12/15/2013	548488	82.59
Robert & Josephine Wehrung	12/15/2013	548489	974.66
Robert B. Moseley	12/15/2013	548490	81.18
Robert C. Allen	12/15/2013	548491	64.66
Robert E. Agnor	12/15/2013	548492	370.58
Robert L. Yates And	12/15/2013	548493	3,844.01
Robert M. Steeg	12/15/2013	548494	480.93
Robert and Margie Rather Trust	12/15/2013	548495	973.49
Rock Springs Cemetery	12/15/2013	548496	95.29
Rockie & Jeanne Kukla	12/15/2013	548497	1,650.42
Roger Wayne Greer, Jr.	12/15/2013	548498	71.55
Ronald Dean Freeman	12/15/2013	548499	64.93
Ronald H. Sangster d/b/a	12/15/2013	548500	68.43
Ronnie Boltz	12/15/2013	548501	257.99
Roy & Margaret Berryman	12/15/2013	548502	67.13
Roy G. Barton III	12/15/2013	548503	155.95
Roy M. Romanyshyn	12/15/2013	548504	59.49
Roy Michael Basaraba	12/15/2013	548505	583.15
Roy Wendell Lester, Sr. &	12/15/2013	548506	1,080.48
Royalty Clearinghouse Prtnsp	12/15/2013	548507	932.84
Ruby Liston	12/15/2013	548508	59.27
Ruby Nell Manning Raven	12/15/2013	548509	100.92
Ruth E. Geinert	12/15/2013	548510	2,265.07
Ryan M. and Lisa Kuntz,	12/15/2013	548511	644.73
S & P Company	12/15/2013	548512	302.50
SR Royalty LLC	12/15/2013	548513	390.96
Sally Hesser Bates	12/15/2013	548514	117.25
Sally Van Wert Satterwhite	12/15/2013	548515	71.32
Sammie Lester Jr.	12/15/2013	548516	55.96
Samson Lone Star, LLC	12/15/2013	548517	531.56
Samuel Ray Lavender	12/15/2013	548518	193.11
Sandra Byrd	12/15/2013	548519	1,063.09
Sandra Engler Gerrie	12/15/2013	548520	5,369.86
Sandra Schaefer	12/15/2013	548521	1,100.35

MOR-74

All Disbursements for the Current Reporting Month

Revenue Checks Paid to royalty and working interest owners for the Current Reporting Month
PAYEE	DATE	NUMBER	AMOUNT
Sandy River Resources, LLC	12/15/2013	548522	233.35
Sara Jo Englander	12/15/2013	548523	178.88
Sarah Jean Harper	12/15/2013	548524	89.33
Sarah Wells Calvert	12/15/2013	548525	495.83
Scott A. Harris	12/15/2013	548526	1,956.20
Scott Anderson	12/15/2013	548527	233.60
Shadwell Resources, LLC	12/15/2013	548528	1,179.64
Shannon M. Fritz	12/15/2013	548529	483.74
Sharon W. Timmons	12/15/2013	548530	196.58
Sheila D. Walker	12/15/2013	548531	1,911.16
Sherelyn Roberts	12/15/2013	548532	73.91
Sherman Perkins	12/15/2013	548533	73.45
Sherran Petroleum LLC	12/15/2013	548534	194.66
Sherry Jane Youngblood Conrad	12/15/2013	548535	650.28
Shirley Waskom Childs	12/15/2013	548536	96.56
Simeon Frances Wooten, III	12/15/2013	548537	230.91
Singer Bros. LLC	12/15/2013	548538	2,132.77
Sklarco L.L.C.	12/15/2013	548539	200.31
Slawson Exploration Co., Inc.	12/15/2013	548540	514.89
Sonia Williams Babers	12/15/2013	548541	157.87
Sool, Ltd.	12/15/2013	548542	842.86
St. Luke's Foundation	12/15/2013	548543	257.99
Stacy Ann Glasscock	12/15/2013	548544	343.89
State Of Texas	12/15/2013	548545	1,277.50
State of ND acting by/through	12/15/2013	548546	20,112.85
State of ND acting by/through	12/15/2013	548547	4,603.95
Stephanie Klym	12/15/2013	548548	583.15
Stephanie Lister	12/15/2013	548549	627.27
Stephen Matt Gose III	12/15/2013	548550	339.52
Stephen Paul Herring	12/15/2013	548551	69.97
Steven A. Kuntz	12/15/2013	548552	483.84
Steven J. Prokop	12/15/2013	548553	559.83
Susan Agnes Toye	12/15/2013	548554	286.25
Susan Blanchard	12/15/2013	548555	166.69
Susan Foster	12/15/2013	548556	215.93
Susanna Key Weiser	12/15/2013	548557	428.90
Sylvester E. & Debra K.	12/15/2013	548558	59.49
Sylvia Carrell	12/15/2013	548559	199.34
T.L. & Betty Bezzerides	12/15/2013	548560	65.05

MOR-75

All Disbursements for the Current Reporting Month

Revenue Checks Paid to royalty and working interest owners for the Current Reporting Month
PAYEE	DATE	NUMBER	AMOUNT
Terrence John&Patricia Tomchuk	12/15/2013	548561	79.31
Terri L. Hasdorff	12/15/2013	548562	130.17
Terry L. McGowan	12/15/2013	548563	92.80
Texas-Ellis Properties LTD	12/15/2013	548564	59.49
The Anthony & Teresa Kessel	12/15/2013	548565	583.16
The Armstrong Corporation	12/15/2013	548566	9,782.29
The Gose Family Trust	12/15/2013	548567	2,378.70
The Judy Tewell Trust	12/15/2013	548568	332.67
The Nancy A. Green Trust	12/15/2013	548569	98.60
The Olienyk Revoc. Living Tr.	12/15/2013	548570	1,959.39
The Pfanenstiel Company, LLC	12/15/2013	548571	3,174.55
Theodore C. Wagner, Sr. &	12/15/2013	548572	59.54
Thomas Alan Schaezler	12/15/2013	548573	56.57
Thomas Fisher Key	12/15/2013	548574	214.46
Thomas H. Gose	12/15/2013	548575	337.39
Thomas Howard Thigpen	12/15/2013	548576	460.52
Thomas J. Caveness	12/15/2013	548577	220.30
Thomas Kennedy	12/15/2013	548578	228.84
Thomas Melvin Adair	12/15/2013	548579	238.05
Timothy Glovatsky	12/15/2013	548580	129.80
Tina Williams Wilson	12/15/2013	548581	133.24
Todd Murray	12/15/2013	548582	328.21
Tomchuk Lvng Tr dtd 1/19/00	12/15/2013	548583	74.35
Tommy E. Brooks	12/15/2013	548584	73.45
Tommy Lee Waskom	12/15/2013	548585	96.55
Tommy Weems	12/15/2013	548586	62.40
Tony I. Rambousek Mineral	12/15/2013	548587	807.40
Traci Ferguson-Hodge	12/15/2013	548588	231.44
Travis Park United Methodist	12/15/2013	548589	257.50
Travis Vernon Fults	12/15/2013	548590	1,115.53
Triple J Investments Inc.	12/15/2013	548591	394.16
Troy Cooper	12/15/2013	548592	78.44
Trust U/W/O Sallie Mcgee Lentz	12/15/2013	548593	792.94
UR Of America LTD, Aka	12/15/2013	548594	111.93
Valdus Energy, LLC	12/15/2013	548595	136.43
Vernon G. Calvin Jr.	12/15/2013	548596	73.45
Vernon L Foster Jr-2001 Dcl of	12/15/2013	548597	827.74
Vernon L. Herring	12/15/2013	548598	69.97
Vertice Lee Manning	12/15/2013	548599	91.72

MOR-76

All Disbursements for the Current Reporting Month

Revenue Checks Paid to royalty and working interest owners for the Current Reporting Month
PAYEE	DATE	NUMBER	AMOUNT
Vester Lois Manning	12/15/2013	548600	100.92
W & A Properties, Inc.	12/15/2013	548601	85.00
W. F. Palmer	12/15/2013	548602	363.69
Wallace J Wock&Virginia B Wock	12/15/2013	548603	9,423.23
Wallace Lee Albrecht Rev Tr	12/15/2013	548604	91.72
Walta Robin Wynne	12/15/2013	548605	331.75
Wanda A. Young	12/15/2013	548606	61.11
Wanda Joyce McAfee	12/15/2013	548607	60.66
Wavey T. Lester	12/15/2013	548608	125.03
Wesley J. Manning	12/15/2013	548609	112.12
Wesley L. Smith, Jr.	12/15/2013	548610	65.42
Westco Family Ltd Partnership	12/15/2013	548611	547.40
William Adams	12/15/2013	548612	82.29
William Arthur Stern, Jr.	12/15/2013	548613	238.49
William F. Michaels, Indvly&as	12/15/2013	548614	1,364.53
William G. Chastain	12/15/2013	548615	165.89
William J, Jr. & Virginia A.	12/15/2013	548616	983.50
William Lee Vick	12/15/2013	548617	80.38
William P. Finley	12/15/2013	548618	139.07
William W. Curtis	12/15/2013	548619	119.96
Willie Charles Manning	12/15/2013	548620	112.12
Willie F. Cooper, III	12/15/2013	548621	55.39
XTO Energy Inc.	12/15/2013	548622	19,941.51
Yancey/Cunningham Family, LP	12/15/2013	548623	157.07
Youngblood, Ltd.	12/15/2013	548624	793.63
Yvonne Wock	12/15/2013	548625	583.15
			$877,008.00

MOR-77

Exhibit V

GMX Bank Reconciliation
Operating Account, Sweep Account & Controlled Disbursements Account
Ending Balance per Bank Statement	$5,198,874
Plus: Total Amount of Outstanding Deposits	—
Minus: Total Amount of Outstanding Checks and Other Debits *	(2,369,281)
Minus Service Charges	—
Ending Balance per Check Register **(a)	$2,829,593

The summary pages of the Company's three bank statements that make up the total operating accounts are provided below.

MOR-78

Capital One Bank

Cycle Statement
Report Date 1/2/14

GMX RESOURCES, INC
OPERATING ACCOUNT
"DIP" WESTERN DISTRICT OF OKLAHOMA
CASE NO. 13-11456 (SAH)
9400 N BROADWAY SUITE 600
OKLAHOMA CITY OK 73114

ACCOUNT NUMBER [redacted]
BEGINNING 12/01/13
ENDING 12/31/13

ENCLOSURES 0

SSN#/TAX ID [redacted]

PAGE 1 OF 11

* * * * * * * * * * * COMMERCIAL CHECKING ACCOUNT SUMMARY * * * * * * * * * * *

PREVIOUS BALANCE		150,000.00	AVG COLL BALANCE	
+	58 CREDITS/DEPOSITS	165,552,186.97	149,992.23	
-	80 DEBITS/CHECKS	165,552,186.97	YTD INTEREST PAID	
-	SERVICE CHARGES	.00	.00	
+	INTEREST PAID	.00		
ENDING BALANCE		150,000.00		

DEPOSITS AND OTHER CREDITS

DATE	AMOUNT	TRANSACTION DESCRIPTION		REF NO
12/02	9,134,027.92	ACH deposit	120213	
		SWEEP REPURCHASE PRINCIPAL		065000090000005
		GMX RESOURCES, INC CUST. PRIN CR		
12/02	1,789.43	ACH deposit	120213	
		DCP EAST TEXAS H GAS PURCH		A13331008463205
		GMX RESOURCES INC 556550		
12/02	38.06	ACH deposit	120213	
		SWEEP REPURCHASE INTEREST		065000090000019
		GMX RESOURCES, INC CUST. INT. CR		
12/03	9,109,618.26	ACH deposit	120313	
		SWEEP REPURCHASE PRINCIPAL		065000090000005
		GMX RESOURCES, INC CUST. PRIN CR		
12/03	100,000.00	Wire transfer deposit	120313	
		ENVENTURE GLOBAL TECHNOLOG		
		131203153531F100		
12/03	12.65	ACH deposit	120313	
		SWEEP REPURCHASE INTEREST		065000090000019
		GMX RESOURCES, INC CUST. INT. CR		
12/04	7,209,330.30	ACH deposit	120413	
		SWEEP REPURCHASE PRINCIPAL		065000090000005
		GMX RESOURCES, INC CUST. PRIN CR		
12/04	123,293.37	Customer deposit		19005566
12/04	71.51	ACH deposit	120413	
		UNIMARK, LLC PAYABLES		A13337003359679
		GMX RESOURCES INC. GMX REIN		
12/04	10.01	ACH deposit	120413	
		SWEEP REPURCHASE INTEREST		065000090000019
		GMX RESOURCES, INC CUST. INT. CR

MOR-79

Capital One Bank
Commercial Banking Group

MANAGE YOUR CASH
CASH MANAGEMENT | CHECKING | MONEY MARKET | CDs | LOANS

GMX RESOURCES, INC
"DIP" WESTERN DISTRICT OF OKLAHOMA
CASE NO. 13-11456 (SAH)
9400 N. BROADWAY - SUITE 600
OKLAHOMA CITY OK 73114

▸ Contact your Relationship Manager to discuss targeted solutions for your evolving business needs.

ACCOUNT SUMMARY FOR PERIOD DECEMBER 01, 2013 -DECEMBER 31, 2013

Commercial Checking [redacted] **GMX RESOURCES, INC**

Previous Balance 11/30/13	$0.00	Number of Days in Cycle	31
21 Deposits/Credits	$5,500,000.71	Minimum Balance This Cycle	$0.00
1223 Checks/Debits	($5,499,994.97)	Average Collected Balance	$10.93
Service Charges	$0.00		
Ending Balance12/31/13	$5.74		

ACCOUNT DETAIL FOR PERIOD DECEMBER 01, 2013- DECEMBER 31, 2013

Commercial Checking [redacted] **GMX RESOURCES, INC**

Date	Description	Deposits/Credits	Withdrawals/Debits	Resulting Balance
12/02	Control disbursement funding CAP CD INHOUSE CONT.DISB. 120213 GMX RESOURCES	$26,237.15		$26,237.15
12/02	Check 217024		$3,333.38	$22,903.77
12/02	Check 217081		$2,929.11	$19,974.66
12/02	Check 217083		$2,075.80	$17,898.86
12/02	Check 547500		$1,927.47	$15,971.39
12/02	Check 547066		$1,703.77	$14,267.62
12/02	Check 547496		$1,259.88	$13,007.74
12/02	Check 217039		$1,158.60	$11,849.14
12/02	Check 546802		$970.84	$10,878.30
12/02	Check 547451		$903.56	$9,974.74
12/02	Check 546875		$736.76	$9,237.98
12/02	Check 217017		$720.00	$8,517.98
12/02	Check 217013		$593.16	$7,924.82
12/02	Check 547559		$550.97	$7,373.85
12/02	Check 547074		$479.19	$6,894.66
12/02	Check 547000		$441.74	$6,452.92
12/02	Check 547614		$422.80	$6,030.12
12/02	Check 547605		$422.71	$5,607.41

Thank you for banking with us.

PAGE 1 OF 40

Branch bank products and services offered by Capital One, N.A.,
Capital One Bank is a trade name of Capital One, N.A.
and does not refer to a separately insured institution,
Member FDIC, © 2014 Capital One, All rights reserved.

MEMBER FDIC
EQUAL HOUSING LENDER

MOR-80

Capital One Bank
Investments Department
P.O. Box 85532
Richmond, VA 23285-5532
(866) 632-8888

GMX RESOURCES, INC
9400 NORTH BROADWAY SUITE 600
OKLAHOMA CITY, OK 73114

ACCOUNT NUMBER [redacted]
CUSTOMER NUMBER [redacted]

OVERNIGHT INVESTMENT RECAP FOR THE MONTH

DATES	YIELD	RATE	REPO/ EURO	INVESTMENT PURCHASE	INTEREST EARNED	INVESTMENT REDEMPTION
12/02/13@ 1	0.0507%	0.0500%	R	9,109,618.26	12.65	9,109,630.91
12/03/13@ 1	0.0507%	0.0500%	R	7,209,330.30	10.01	7,209,340.31
12/04/13@ 1	0.0507%	0.0500%	R	7,101,544.14	9.86	7,101,554.00
12/05/13@ 1	0.0507%	0.0500%	R	7,132,699.46	9.91	7,132,709.37
12/06/13@ 3	0.0507%	0.0500%	R	8,369,724.09	34.87	8,369,758.96
12/09/13@ 1	0.0507%	0.0500%	R	8,356,547.50	11.61	8,356,559.11
12/10/13@ 1	0.0507%	0.0500%	R	8,315,214.77	11.55	8,315,226.32
12/11/13@ 1	0.0507%	0.0500%	R	8,275,656.27	11.49	8,275,667.76
12/12/13@ 1	0.0507%	0.0500%	R	8,000,754.62	11.11	8,000,765.73
12/13/13@ 3	0.0507%	0.0500%	R	7,844,069.31	32.68	7,844,101.99
12/16/13@ 1	0.0507%	0.0500%	R	8,882,131.82	12.34	8,882,144.16
12/17/13@ 1	0.0507%	0.0500%	R	8,485,184.38	11.78	8,485,196.16
12/18/13@ 1	0.0507%	0.0500%	R	8,280,187.58	11.50	8,280,199.08
12/19/13@ 1	0.0507%	0.0500%	R	8,094,092.41	11.24	8,094,103.65
12/20/13@ 3	0.0507%	0.0500%	R	7,553,689.16	31.47	7,553,720.63
12/23/13@ 1	0.0507%	0.0500%	R	6,612,560.59	9.18	6,612,569.77
12/24/13@ 2	0.0507%	0.0500%	R	6,572,053.84	18.26	6,572,072.10
12/26/13@ 1	0.0507%	0.0500%	R	6,057,540.72	8.41	6,057,549.13
12/27/13@ 3	0.0507%	0.0500%	R	6,005,519.54	25.02	6,005,544.56
12/30/13@ 1	0.0507%	0.0500%	R	6,025,754.27	8.37	6,025,762.64
12/31/13@ 2	0.0507%	0.0500%	R	5,048,867.79	14.02	5,048,881.81
31 DAY TOTAL:	0.0507%	0.0500%		7,370,956.99	317.33	7,371,274.32

TOTAL INVESTMENT DOLLARS MTD:	157,332,740.82
TOTAL INTEREST EARNED MTD:	317.33
TOTAL INVESTMENT RETURNS MTD:	157,333,058.15

MOR-81

Exhibit VI

Receivables in the Over 90 Days Category

Customer	Receivable Date	Status
Barbara A. Holloway	9/15/2013	Need to Contact
Brown Bros. Investment Co.	4/15/2013	Have Contacted and will be paying over next 6 months
Brown Bros. Investment Co.	5/15/2013	Have Contacted and will be paying over next 6 months
Brown Bros. Investment Co.	6/15/2013	Have Contacted and will be paying over next 6 months
Brown Bros. Investment Co.	7/15/2013	Have Contacted and will be paying over next 6 months
Brown Bros. Investment Co.	8/30/2013	Have Contacted and will be paying over next 6 months
Brown Bros. Investment Co.	9/15/2013	Have Contacted and will be paying over next 6 months
Esther M. Aberle	4/15/2013	Have Contacted; Awaiting Response
Esther M. Aberle	5/15/2013	Have Contacted; Awaiting Response
Esther M. Aberle	6/15/2013	Have Contacted; Awaiting Response
Esther M. Aberle	7/15/2013	Have Contacted; Awaiting Response
Esther M. Aberle	8/15/2013	Have Contacted; Awaiting Response
Esther M. Aberle	9/15/2013	Have Contacted; Awaiting Response
FIG 2013 Drilling and	5/31/2013	Working with Company trying to resolve
FIG 2013 Drilling and	9/13/2013	Working with Company trying to resolve
Frank E. Novy Trust	6/15/2013	Have Contacted; Awaiting Response
Frank E. Novy Trust	9/15/2013	Have Contacted; Awaiting Response
Hameck Oil Company	7/15/2013	Have Contacted; Awaiting Response
Harvest Oil Company, LLC	4/15/2013	Have Contacted; Awaiting Response
Harvest Oil Company, LLC	4/30/2013	Have Contacted; Awaiting Response
Honcho Energy Operating LLC	4/15/2013	Have worked out a plan to be paid over the next 2 months
Honcho Energy Operating LLC	5/15/2013	Have worked out a plan to be paid over the next 2 months
Honcho Energy Operating LLC	6/15/2013	Have worked out a plan to be paid over the next 2 months
Honcho Energy Operating LLC	7/15/2013	Have worked out a plan to be paid over the next 2 months
JJ Oil, LLC	4/30/2013	Have Contacted; Awaiting Response
JJ Oil, LLC	8/15/2013	Have Contacted; Awaiting Response
JJ Oil, LLC	9/13/2013	Have Contacted; Awaiting Response
Jo Ann Paulsen Trust	6/15/2013	Have Contacted and will be paying over next 6 months
Jo Ann Paulsen Trust	8/15/2013	Have Contacted and will be paying over next 6 months
Jo Ann Paulsen Trust	9/15/2013	Have Contacted and will be paying over next 6 months
Kim T. Parson	7/15/2013	Have Contacted; Awaiting Response
Kim T. Parson	8/15/2013	Have Contacted; Awaiting Response
Kim T. Parson	9/15/2013	Have Contacted; Awaiting Response

MOR-82

Exhibit VI

Receivables in the Over 90 Days Category

Customer	Receivable Date	Status
LARCO Resources, LLC	4/15/2013	Have Contacted; Awaiting Response
LARCO Resources, LLC	4/30/2013	Have Contacted; Awaiting Response
LARCO Resources, LLC	5/31/2013	Have Contacted; Awaiting Response
LARCO Resources, LLC	7/15/2013	Have Contacted; Awaiting Response
LARCO Resources, LLC	8/15/2013	Have Contacted; Awaiting Response
LARCO Resources, LLC	9/15/2013	Have Contacted; Awaiting Response
LSM Energy, Inc.	4/15/2013	Need to Contact
LSM Energy, Inc.	5/15/2013	Need to Contact
LSM Energy, Inc.	6/15/2013	Need to Contact
LSM Energy, Inc.	9/15/2013	Need to Contact
Larry W. Miller	4/15/2013	Have Contacted; Awaiting Response
Larry W. Miller	5/15/2013	Have Contacted; Awaiting Response
Larry W. Miller	6/15/2013	Have Contacted; Awaiting Response
Larry W. Miller	7/15/2013	Have Contacted; Awaiting Response
Larry W. Miller	8/15/2013	Have Contacted; Awaiting Response
Larry W. Miller	9/15/2013	Have Contacted; Awaiting Response
Loutex Production Company	4/15/2013	Have Contacted; Awaiting Response
Loutex Production Company	5/15/2013	Have Contacted; Awaiting Response
Loutex Production Company	6/15/2013	Have Contacted; Awaiting Response
Loutex Production Company	7/15/2013	Have Contacted; Awaiting Response
Loutex Production Company	8/15/2013	Have Contacted; Awaiting Response
Loutex Production Company	9/15/2013	Have Contacted; Awaiting Response
Maryann Kleban-Shannon	4/15/2013	Working with Company trying to resolve
Maryann Kleban-Shannon	5/15/2013	Working with Company trying to resolve
Maryann Kleban-Shannon	6/15/2013	Working with Company trying to resolve
Maryann Kleban-Shannon	7/15/2013	Working with Company trying to resolve
Maryann Kleban-Shannon	9/15/2013	Working with Company trying to resolve
Maryann Kleban-Shannon-L.A.	4/15/2013	Working with Company trying to resolve
Melvin J. Kleban Trust - Log	4/15/2013	Working with Company trying to resolve
Melvin J. Kleban Trust - Log	5/15/2013	Working with Company trying to resolve
Melvin J. Kleban Trust - Log	6/15/2013	Working with Company trying to resolve
Melvin J. Kleban Trust - Log	7/15/2013	Working with Company trying to resolve
Melvin J. Kleban Trust - Log	9/15/2013	Working with Company trying to resolve
Miller Oil & Gas LLC	4/30/2013	Working with Company trying to resolve
Miller Oil & Gas LLC	5/31/2013	Working with Company trying to resolve

MOR-83

Exhibit VI

Receivables in the Over 90 Days Category

Customer	Receivable Date	Status
Miller Oil & Gas LLC	7/15/2013	Working with Company trying to resolve
Miller Oil & Gas LLC	8/15/2013	Working with Company trying to resolve
Miller Oil & Gas LLC	9/15/2013	Working with Company trying to resolve
Northern Energy Corporation	4/15/2013	Have Contacted; Awaiting Response
Northern Energy Corporation	9/13/2013	Have Contacted; Awaiting Response
Reynolds Drilling Co., Inc.	4/15/2013	Working with Company trying to resolve
Reynolds Drilling Co., Inc.	4/30/2013	Working with Company trying to resolve
Reynolds Drilling Co., Inc.	7/15/2013	Working with Company trying to resolve
Reynolds Drilling Co., Inc.	8/15/2013	Working with Company trying to resolve
Slawson Oil & Gas Corp.	5/31/2013
Stephen A. Park	6/15/2013	Have Contacted; Awaiting Response
Stephen A. Park	9/15/2013	Have Contacted; Awaiting Response
TDW, LLC	4/15/2013	Have Contacted; Awaiting Response
TDW, LLC	5/31/2013	Have Contacted; Awaiting Response
TDW, LLC	7/15/2013	Have Contacted; Awaiting Response
TDW, LLC	8/15/2013	Have Contacted; Awaiting Response
XTO Energy Inc.	7/15/2013	Have Contacted; Awaiting Response
Endeavor Pipeline, Inc	4/30/2013	Related Company - No payment required
Endeavor Pipeline, Inc	5/31/2013	Related Company - No payment required
Endeavor Pipeline, Inc	6/30/2013	Related Company - No payment required
Endeavor Pipeline, Inc	7/31/2013	Related Company - No payment required
Endeavor Pipeline, Inc	8/31/2013	Related Company - No payment required
Endeavor Pipeline, Inc	9/30/2013	Related Company - No payment required

MOR-84